Exhibit 2


FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                                                           CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1- CVM Code                           2- Company Name                     3- General Taxpayers' Register
01629-2                               PERDIGAO S.A.                       01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------
4- NIRE
35300149947
--------------------------------------------------------------------------------------------------------------

01.02 - HEAD OFFICE ADDRESS

--------------------------------------------------------------------------------------------------------------
1- Full Address (Street, Number and Complement)                         2- District
AV. ESCOLA POLITECNICA,760, 2nd floor                                   JAGUARE
--------------------------------------------------------------------------------------------------------------
3- Zip Code                      4- City                          5- State
05350-901                        SAO PAULO                        S.P.
--------------------------------------------------------------------------------------------------------------
6- DDD            7- Telephone       8- Telephone        9- Telephone       10- Telex
(Long             3718-5301          3718-5306           3718-5465
distance)
5511
--------------------------------------------------------------------------------------------------------------
11- DDD (Long        12- Fax                     13- Fax                        14- Fax
distance)            3718-5297                   3714-4436
5511
--------------------------------------------------------------------------------------------------------------
15- E-MAIL

ACOES@PERDIGAO.COM.BR

--------------------------------------------------------------------------------------------------------------

01.03 - INVESTOR RELATIONS DIRECTOR (ADDRESS FOR CORRESPONDENCE WITH THE COMPANY)

--------------------------------------------------------------------------------------------------------------
1- Name

WANG WEI CHANG
--------------------------------------------------------------------------------------------------------------
2- Full Address (Place, Number and Complement)                             3- District
AV. ESCOLA POLITECNICA,760 - 2nd floor                                     JAGUARE
--------------------------------------------------------------------------------------------------------------
4- Zip Code (CEP)                        5- City                                            6- State
05350-901                                SAO PAULO                                          S.P.
--------------------------------------------------------------------------------------------------------------
7- DDD (long distance)     8- Telephone      9- Telephone    10- Telephone      11- Telex   12- DDD (long
5511                       3718-5301         3718-5306       3718-5465                      distance) 5511
--------------------------------------------------------------------------------------------------------------
13- Fax                    14- Fax                    15- Fax                     16- E-MAIL
3718-5297                  3714-4436                                              acoes@perdigao.com.br
--------------------------------------------------------------------------------------------------------------

01.04  - REFERENCE / AUDITOR

--------------------------------------------------------------------------------------------------------------
Fiscal year             1-Beginning date of fiscal year          2-Ending Date of fiscal year
--------------------------------------------------------------------------------------------------------------
1-Last                     01/01/2002                                   12/31/2002
--------------------------------------------------------------------------------------------------------------
2-Penultimate              01/01/2001                                   12/31/2001
--------------------------------------------------------------------------------------------------------------
3-Antepenultimate          01/01/2000                                   12/31/2000
--------------------------------------------------------------------------------------------------------------
4-  Auditing Company                                                                5- CVM Code
    Ernst & Young S/C                                                                    00471-5
--------------------------------------------------------------------------------------------------------------
6-  Technical in Charge                                                             7- Technical in Charge
    Luiz Carlos Passetti                                                               Taxpayers' Register
                                                                                       001.625.898-32
--------------------------------------------------------------------------------------------------------------




FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                                                           CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1-CVM Code                            2-Company Name                      3- General Taxpayers' Register
01629-2                               PERDIGAO S.A.                       01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------

01.05 - CURRENT COMPOSITION OF  CAPITAL

--------------------------------------------------------------------------------------------------------------
Number of Shares            1- 12/31/2002             2-  12/31/2001             3-12/31/2000
(units)

--------------------------------------------------------------------------------------------------------------
PAID-UP CAPITAL

--------------------------------------------------------------------------------------------------------------
1.COMMON                             15,471,957                15,471,957                  15,471,957
--------------------------------------------------------------------------------------------------------------
2.PREFERRED                          29,180,427                29,180,427                  29,180,427
--------------------------------------------------------------------------------------------------------------
3.TOTAL                              44,652,384                44,652,384                  44,652,384
--------------------------------------------------------------------------------------------------------------
IN TREASURY
--------------------------------------------------------------------------------------------------------------
4.COMMON                                  7,900                     7,900                       7,900
--------------------------------------------------------------------------------------------------------------
5.PREFERRED                             135,595                   135,595                     135,595
--------------------------------------------------------------------------------------------------------------
6.TOTAL                                 143,495                   143,495                     143,495
--------------------------------------------------------------------------------------------------------------

01.06 - COMPANY PROFILE

--------------------------------------------------------------------------------------------------------------
1 - TYPE OF COMPANY
Industrial, Commercial and Others
--------------------------------------------------------------------------------------------------------------
2 - SITUATION
Operational
--------------------------------------------------------------------------------------------------------------
3 - NATURE OF SHARE CONTROL
National Private
--------------------------------------------------------------------------------------------------------------
4 - CODE OF ACTIVITY
1170000 - Participation & Administration
--------------------------------------------------------------------------------------------------------------
5 -  MAIN ACTIVITY
Holding
--------------------------------------------------------------------------------------------------------------
6 - CONSOLIDATED TYPE
Total
--------------------------------------------------------------------------------------------------------------

01.07- COMPANIES NOT INCLUDED IN CONSOLIDATED FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
1- Item            2- General Taxpayers' Register                              3- Name
-----------------------------------------------------------------------------------------------------------------------------------

01.08 - DIVIDENDS PAID

------------------------------------------------------------------------------------------------------------------------------------
1- ITEM             2- EVENT           3-APPROVAL DATE   4-  DIVIDENDS      5-  BEGINNING OF   6- TYPE OF SHARE  7- AMOUNT PER
                                                                            PAYMENT                              SHARE
------------------------------------------------------------------------------------------------------------------------------------
01                  Board Meeting      09/03/2001        Interest over      02/28/2002         Common            0.2961200000
                                                         company capital
------------------------------------------------------------------------------------------------------------------------------------
02                  Board Meeting      09/03/2001        Interest over      02/28/2002         Preferred         0.2961200000
                                                         company capital
------------------------------------------------------------------------------------------------------------------------------------
03                  Board Meeting      12/05/2001        Interest over      02/28/2002         Common            0.4790050000
                                                         company capital
------------------------------------------------------------------------------------------------------------------------------------

04                  Board Meeting      12/05/2001        Interest over      02/28/2002         Preferred         0.4790050000
                                                         company capital
------------------------------------------------------------------------------------------------------------------------------------

05                  Board Meeting      12/08/2001        Dividends          02/28/2002         Common            0.0555830000
------------------------------------------------------------------------------------------------------------------------------------

06                  Board Meeting      12/08/2001        Dividends          02/28/2002         Preferred         0.0555830000
------------------------------------------------------------------------------------------------------------------------------------




FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                                                           CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1-CVM Code                            2-Company Name                      3- General Taxpayers' Register
01629-2                               PERDIGAO S.A.                       01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------


01.08 - DIVIDENDS PAID

------------------------------------------------------------------------------------------------------------------------------------
1- ITEM             2- EVENT           3-APPROVAL DATE   4-  DIVIDENDS      5-  BEGINNING OF   6- TYPE OF SHARE  7- AMOUNT PER
                                                                            PAYMENT                              SHARE
------------------------------------------------------------------------------------------------------------------------------------
07                  Board Meeting      03/22/2002        Interest over      08/30/2002         Common            0.1213200000
                                                         company capital
------------------------------------------------------------------------------------------------------------------------------------
08                  Board Meeting      03/22/2002        Interest over      08/30/2002         Preferred         0.1213200000
                                                         company capital
------------------------------------------------------------------------------------------------------------------------------------



01.09 - INVESTOR RELATIONS DIRECTOR


-----------------------------------------------------------------------------------------------------------------------------------
1 - Date           2 - Signature
02/26/2003

-----------------------------------------------------------------------------------------------------------------------------------




FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                                                           CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1-CVM Code                            2-Company Name                      3- General Taxpayers' Register
01629-2                               PERDIGAO S.A.                       01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------


02.01- BALANCE SHEET - ASSETS  (IN THOUSANDS OF BRAZILIAN REAIS)

---------------------------------------------------------------------------------------------------------------------------
1 - Code           2 - Description                            3- 12/31/2002          4- 12/31/2001          5- 12/31/2000
---------------------------------------------------------------------------------------------------------------------------
1                  TOTAL ASSETS                                  682,963                714,372                 567,842
---------------------------------------------------------------------------------------------------------------------------
1.01               CURRENT ASSETS                                  4,817                 45,277                  14,387
---------------------------------------------------------------------------------------------------------------------------
1.01.01            Cash and Banks                                     33                     51                      24
---------------------------------------------------------------------------------------------------------------------------
1.01.02            Credits                                             0                      0                       0
---------------------------------------------------------------------------------------------------------------------------
1.01.03            Inventories                                         0                      0                       0
---------------------------------------------------------------------------------------------------------------------------
1.01.04            Others                                          4,784                 45,226                  14,363
---------------------------------------------------------------------------------------------------------------------------
1.01.04.01         Dividends and Interest Over Capital                 0                 38,547                  11,645
---------------------------------------------------------------------------------------------------------------------------
1.01.04.02         Taxes to Recover                                1,281                  6,595                   2,658
---------------------------------------------------------------------------------------------------------------------------
1.01.04.03         Deferred Taxes                                  3,345                      0                       0
---------------------------------------------------------------------------------------------------------------------------
1.01.04.04         Advanced Expenses                                 158                     84                      60
---------------------------------------------------------------------------------------------------------------------------
1.02               NONCURRENT ASSETS                               2,970                  2,586                     133
---------------------------------------------------------------------------------------------------------------------------
1.02.01            Credits                                             0                      0                       0
---------------------------------------------------------------------------------------------------------------------------
1.02.02            Credits with Associates                             0                      0                       0
---------------------------------------------------------------------------------------------------------------------------
1.02.02.01         With Affiliates                                     0                      0                       0
---------------------------------------------------------------------------------------------------------------------------
1.02.02.02         With Subsidiaries                                   0                      0                       0
---------------------------------------------------------------------------------------------------------------------------
1.02.02.03         With Other Associates                               0                      0                       0
---------------------------------------------------------------------------------------------------------------------------
1.02.03            Others                                          2,970                  2,586                     133
---------------------------------------------------------------------------------------------------------------------------
1.02.03.01         Legal Deposits                                  2,735                  2,349                       0
---------------------------------------------------------------------------------------------------------------------------
1.02.03.02         Deferred Taxes                                    200                    202                     123
---------------------------------------------------------------------------------------------------------------------------
1.02.03.03         Other Receivables                                  35                     35                      10
---------------------------------------------------------------------------------------------------------------------------
1.03               PERMANENT ASSETS                              675,176                666,509                 553,322
---------------------------------------------------------------------------------------------------------------------------
1.03.01            Investments                                   675,176                666,509                 553,322
---------------------------------------------------------------------------------------------------------------------------
1.03.01.01         Equity in Affiliates                                0                      0                       0
---------------------------------------------------------------------------------------------------------------------------
1.03.01.02         Equity in Subsidiaries                        675,176                666,509                 553,322
---------------------------------------------------------------------------------------------------------------------------
1.03.01.03         Other Investments                                   0                      0                       0
---------------------------------------------------------------------------------------------------------------------------
1.03.02            Fixed Assets                                        0                      0                       0
---------------------------------------------------------------------------------------------------------------------------
1.03.03            Deferred                                            0                      0                       0
---------------------------------------------------------------------------------------------------------------------------



FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                                                           CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1-CVM Code                            2-Company Name                      3- General Taxpayers' Register
01629-2                               PERDIGAO S.A.                       01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------


02.02- BALANCE SHEET - LIABILITIES (IN THOUSANDS OF BRAZILIAN REAIS)
------------------------------------------------------------------------------------------------------------------------------------
1 - Code           2 - Description                                      3- 12/31/2002          4- 12/31/2001          5- 12/31/2000
------------------------------------------------------------------------------------------------------------------------------------
2                  TOTAL LIABILITIES                                         682,963                714,372                 567,842
------------------------------------------------------------------------------------------------------------------------------------
2.01               CURRENT LIABILITIES                                           534                 41,054                  12,553
------------------------------------------------------------------------------------------------------------------------------------
2.01.01            Loans and Financing                                             0                      0                       0
------------------------------------------------------------------------------------------------------------------------------------
2.01.02            Debentures                                                      0                      0                       0
------------------------------------------------------------------------------------------------------------------------------------
2.01.03            Suppliers                                                       0                      0                       4
------------------------------------------------------------------------------------------------------------------------------------
2.01.04            Taxes, Charges and Contribution                                74                    339                     554
------------------------------------------------------------------------------------------------------------------------------------
2.01.04.01         Social Contributions                                           33                     29                      24
------------------------------------------------------------------------------------------------------------------------------------
2.01.04.02         Tax Obligations                                                41                    310                     530
------------------------------------------------------------------------------------------------------------------------------------
2.01.05            Dividends Payable                                              20                  2,491                      17
------------------------------------------------------------------------------------------------------------------------------------
2.01.06            Provisions                                                    229                    202                     184
------------------------------------------------------------------------------------------------------------------------------------
2.01.06.01         Provisions for vacations & 13th salaries                      229                    202                     184
------------------------------------------------------------------------------------------------------------------------------------
2.01.06.02         Provision for Income Tax                                        0                      0                       0
------------------------------------------------------------------------------------------------------------------------------------
2.01.07            Debts with Associates                                          91                  5,311                   2,102
------------------------------------------------------------------------------------------------------------------------------------
2.01.08            Others                                                        120                 32,711                   9,692
------------------------------------------------------------------------------------------------------------------------------------
2.01.08.01         Interest on Company Capital                                    95                 32,686                   9,666
------------------------------------------------------------------------------------------------------------------------------------
2.01.08.02         Other Obligations                                              25                     25                      26
------------------------------------------------------------------------------------------------------------------------------------
2.02               NONCURRENT LIABILITIES                                        510                    510                     358
------------------------------------------------------------------------------------------------------------------------------------
2.02.01            Loans and Financing                                             0                      0                       0
------------------------------------------------------------------------------------------------------------------------------------
2.02.02            Debentures                                                      0                      0                       0
------------------------------------------------------------------------------------------------------------------------------------
2.02.03            Provisions                                                      0                      0                       0
------------------------------------------------------------------------------------------------------------------------------------
2.02.04            Debts with Associates                                           0                      0                       0
------------------------------------------------------------------------------------------------------------------------------------
2.02.05            Others                                                        510                    510                     358
------------------------------------------------------------------------------------------------------------------------------------
2.02.05.01         Reserve for Contingencies                                     510                    510                     358
------------------------------------------------------------------------------------------------------------------------------------
2.03               DEFERRED INCOME                                                 0                      0                       0
------------------------------------------------------------------------------------------------------------------------------------
2.05               NET EQUITY                                                681,919                672,808                 554,931
------------------------------------------------------------------------------------------------------------------------------------
2.05.01            Paid-up Capital Stock                                     490,000                415,433                 415,433
------------------------------------------------------------------------------------------------------------------------------------
2.05.02            Capital Reserves                                                0                    142                      39
------------------------------------------------------------------------------------------------------------------------------------
2.05.02.01         Reserve for Fiscal Incentive                                    0                    142                      39
------------------------------------------------------------------------------------------------------------------------------------
2.05.03            Revaluation Reserve                                             0                      0                       0
------------------------------------------------------------------------------------------------------------------------------------
2.05.03.01         Owned Assets                                                    0                      0                       0
------------------------------------------------------------------------------------------------------------------------------------
2.05.03.02         Subsidiaries/ Affiliates                                        0                      0                       0
------------------------------------------------------------------------------------------------------------------------------------
2.05.04            Profit Reserves                                           191,919                257,233                 139,459
------------------------------------------------------------------------------------------------------------------------------------




FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                                                           CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1-CVM Code                            2-Company Name                      3- General Taxpayers' Register
01629-2                               PERDIGAO S.A.                       01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------



02.02 - BALANCE SHEET - LIABILITIES (IN THOUSANDS OF BRAZILIAN REAIS)

------------------------------------------------------------------------------------------------------------------------------------
1 - Code           2 - Description                                           3- 12/31/2002          4- 12/31/2001      5- 12/31/2000
------------------------------------------------------------------------------------------------------------------------------------
2.05.04.01         Legal                                                      18,523                 17,797                   9,384
------------------------------------------------------------------------------------------------------------------------------------
2.05.04.02         Statutory                                                       0                      0                       0
------------------------------------------------------------------------------------------------------------------------------------
2.05.04.03         For Contigencies                                                0                      0                       0
------------------------------------------------------------------------------------------------------------------------------------
2.05.04.04         Profits Realizable                                              0                      0                       0
------------------------------------------------------------------------------------------------------------------------------------
2.05.04.05         Retained Earnings                                               0                      0                       0
------------------------------------------------------------------------------------------------------------------------------------
2.05.04.06         Special for Non-distributed Dividends                           0                      0                       0
------------------------------------------------------------------------------------------------------------------------------------
2.05.04.07         Other profit Reserves                                     173,396                239,436                 130,075
------------------------------------------------------------------------------------------------------------------------------------
2.05.04.07.01      Expansion Reserves                                        171,309                166,672                  90,961
------------------------------------------------------------------------------------------------------------------------------------
2.05.04.07.02      Increase Capital Reserves                                   2,902                 73,579                  39,929
------------------------------------------------------------------------------------------------------------------------------------
2.05.04.07.03      Treasury Shares                                             (815)                  (815)                   (815)
------------------------------------------------------------------------------------------------------------------------------------
2.05.05            Accumulated Profit/ Losses                                      0                      0                       0
------------------------------------------------------------------------------------------------------------------------------------




FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                                                           CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1-CVM Code                            2-Company Name                      3- General Taxpayers' Register
01629-2                               PERDIGAO S.A.                       01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------



03.01 -  STATEMENT OF INCOME (IN THOUSANDS OF BRAZILIAN REAIS)

------------------------------------------------------------------------------------------------------------------------------------
1-Code            2-Description                                         3- 01/01/2002 to       4- 01/01/2001 to    5- 01/01/2000 to
                                                                        12/31/2002             12/31/2001          12/31/2000
------------------------------------------------------------------------------------------------------------------------------------
3.01              GROSS INCOME FROM SALES AND/OR SERVICES                      0                      0                      0
------------------------------------------------------------------------------------------------------------------------------------
3.02              Sales Returns                                                0                      0                      0
------------------------------------------------------------------------------------------------------------------------------------
3.03              NET INCOME FROM SALES AND/OR SERVICES                        0                      0                      0
------------------------------------------------------------------------------------------------------------------------------------
3.04              Cost of Goods and/or Services Sold                           0                      0                      0
------------------------------------------------------------------------------------------------------------------------------------
3.05              GROSS INCOME                                                 0                      0                      0
------------------------------------------------------------------------------------------------------------------------------------
3.06              OPERATING INCOME/EXPENSES                               10,435                169,399                 46,505
------------------------------------------------------------------------------------------------------------------------------------
3.06.01           With Sales                                                   0                      0                      0
------------------------------------------------------------------------------------------------------------------------------------
3.06.02           General And Administrative                             (2,491)                (2,166)                (2,150)
------------------------------------------------------------------------------------------------------------------------------------
3.06.02.01        Administrative                                           (941)                  (761)                  (854)
------------------------------------------------------------------------------------------------------------------------------------
3.06.02.02        Management Compensation                                (1,550)                (1,405)                (1,296)
------------------------------------------------------------------------------------------------------------------------------------
3.06.03           Financial                                                  285                  1,811                  1,711
------------------------------------------------------------------------------------------------------------------------------------
3.06.03.01        Financial Income                                         2,616                  2,526                  1,952
------------------------------------------------------------------------------------------------------------------------------------
3.06.03.02        Financial Expenses                                     (2,331)                  (715)                  (241)
------------------------------------------------------------------------------------------------------------------------------------
3.06.04           Other Operating Income                                       0                      0                    295
------------------------------------------------------------------------------------------------------------------------------------
3.06.05           Other Operating Expenses                                     0                      0                      0
------------------------------------------------------------------------------------------------------------------------------------
3.06.06           Income On Equity                                        12,641                169,754                 46,649
------------------------------------------------------------------------------------------------------------------------------------
3.07              OPERATING INCOME                                        10,435                169,399                 46,505
------------------------------------------------------------------------------------------------------------------------------------
3.08              Non-operating Income                                         0                   (77)                   (15)
------------------------------------------------------------------------------------------------------------------------------------
3.08.01           Income                                                       0                      0                      0
------------------------------------------------------------------------------------------------------------------------------------
3.08.02           Expenses                                                     0                   (77)                   (15)
------------------------------------------------------------------------------------------------------------------------------------
3.09              INCOME BEFORE TAX AND INTERESTS                         10,435                169,322                 46,490
------------------------------------------------------------------------------------------------------------------------------------
3.10              Provision for Income Tax And Social                        733                (1,152)                (1,225)
                  Contribution
------------------------------------------------------------------------------------------------------------------------------------
3.11              Deferred Income Tax                                      3,343                     77                    124
------------------------------------------------------------------------------------------------------------------------------------
3.12              Interests And Statutory                                      0                      0                      0
------------------------------------------------------------------------------------------------------------------------------------
3.12.01           Interests                                                    0                      0                      0
------------------------------------------------------------------------------------------------------------------------------------
3.12.02           Contribution                                                 0                      0                      0
------------------------------------------------------------------------------------------------------------------------------------
3.13              Reversion Of Interest Over Company Capital                   0                      0                      0
------------------------------------------------------------------------------------------------------------------------------------
3.15              PROFIT/LOSS IN FISCAL YEAR                              14,511                168,247                 45,389
------------------------------------------------------------------------------------------------------------------------------------
                  Number of Shares - Ex-treasury (units)              44,508,889             44,508,889             44,508,944
------------------------------------------------------------------------------------------------------------------------------------
                  Profit Per Share                                       0.32602                3.78008                1.01977
------------------------------------------------------------------------------------------------------------------------------------
                  Loss Per Share
------------------------------------------------------------------------------------------------------------------------------------




FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                                                           CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1-CVM Code                            2-Company Name                      3- General Taxpayers' Register
01629-2                               PERDIGAO S.A.                       01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------



04.01 - STATEMENTS OF CHANGES IN FINANCIAL POSITION (IN THOUSANDS OF BRAZILIAN REAIS)

------------------------------------------------------------------------------------------------------------------------------------
1-Code            2-Description                                        3- 01/01/2002 to       4- 01/01/2001 to      5- 01/01/2000 to
                                                                       12/31/2002             12/31/2001             12/31/2000
------------------------------------------------------------------------------------------------------------------------------------
4.01              Sources of  funds                                             6,886                 55,196                 16,944
------------------------------------------------------------------------------------------------------------------------------------
4.01.01           From Operations                                               6,886                 55,196                 16,944
------------------------------------------------------------------------------------------------------------------------------------
4.01.01.01        Profit/Loss In Fiscal Year                                   14,511                168,247                 45,389
------------------------------------------------------------------------------------------------------------------------------------
4.01.01.02        Values that don't represent changes in the                  (7,625)              (113,051)               (28,445)
                  Working Capital
------------------------------------------------------------------------------------------------------------------------------------
4.01.01.02.01     Net Financial charges on long-term items                      (449)                   (61)                     27
------------------------------------------------------------------------------------------------------------------------------------
4.01.01.02.02     Equity pick-up                                             (12,641)              (169,754)               (46,649)
------------------------------------------------------------------------------------------------------------------------------------
4.01.01.02.03     Dividends and interest on own capital                         5,400                 56,567                 18,042
------------------------------------------------------------------------------------------------------------------------------------
4.01.01.02.04     Provision for contingencies                                      63                     96                    222
------------------------------------------------------------------------------------------------------------------------------------
4.01.01.02.05     Deferred Taxes (IRPJ/CSLL)                                        2                   (79)                  (123)
------------------------------------------------------------------------------------------------------------------------------------
4.01.01.02.06     Others                                                            0                    180                     36
------------------------------------------------------------------------------------------------------------------------------------
4.01.02           From Shareholders                                                 0                      0                      0
------------------------------------------------------------------------------------------------------------------------------------
4.01.02.01        Capital Increase                                                  0                      0                      0
------------------------------------------------------------------------------------------------------------------------------------
4.01.03           From Third parties                                                0                      0                      0
------------------------------------------------------------------------------------------------------------------------------------
4.02              Application of funds                                          6,826                 52,807                 14,162
------------------------------------------------------------------------------------------------------------------------------------
4.02.01           Dividends and interest on own capital                         5,400                 50,473                 14,142
------------------------------------------------------------------------------------------------------------------------------------
4.02.02           Investments                                                   1,426                      0                      0
------------------------------------------------------------------------------------------------------------------------------------
4.02.03           Treasury shares                                                   0                      0                      0
------------------------------------------------------------------------------------------------------------------------------------
4.02.04           Others                                                            0                  2,334                     20
------------------------------------------------------------------------------------------------------------------------------------
4.03              Increase (Decrease) in Working Capital                           60                  2,389                  2,782
------------------------------------------------------------------------------------------------------------------------------------
4.04              Changes in Current Assets                                  (40,460)                 30,890                  7,491
------------------------------------------------------------------------------------------------------------------------------------
4.04.01           Current Assets - beggining of year                           45,277                 14,387                  6,896
------------------------------------------------------------------------------------------------------------------------------------
4.04.02           Current Assets - end of year                                  4,817                 45,277                 14,387
------------------------------------------------------------------------------------------------------------------------------------
4.05              Changes in Current Liabilities                             (40,520)                 28,501                  4,709
------------------------------------------------------------------------------------------------------------------------------------
4.05.01           Current Liabilities - beggining of year                      41,054                 12,553                  7,844
------------------------------------------------------------------------------------------------------------------------------------
4.05.02           Current Liabilities - end of year                               534                 41,054                 12,553
------------------------------------------------------------------------------------------------------------------------------------




FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                                                           CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1-CVM Code                            2-Company Name                      3- General Taxpayers' Register
01629-2                               PERDIGAO S.A.                       01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------



05.01 - STATEMENTS OF CHANGES IN  SHAREHOLDERS'  EQUITY FOR THE PERIOD FROM  01/01/2002 TO 12/31/2002 (IN THOUSANDS
OF BRAZILIAN REAIS)

------------------------------------------------------------------------------------------------------------------------------------
1-Code     2-Description             3- Capital Stock    4- Capital   5-             6- Income       7- Retained    8- Total
                                                         Reserves     Revaluation    Reserves        Earnings
                                                                      Reserves
------------------------------------------------------------------------------------------------------------------------------------
5.01       Initial Balance               415,433             142            0         257,233              0         672,808
------------------------------------------------------------------------------------------------------------------------------------
5.02       Adjustments in past                 0               0            0               0              0               0
           fiscal years
-----------------------------------------------------------------------------------------------------------------------------------
5.03       Increase (Decrease) in         74,567           (142)            0         (74,425)             0               0
           Capital Stock
------------------------------------------------------------------------------------------------------------------------------------
5.04       Realization of Reserves             0               0            0               0              0               0
------------------------------------------------------------------------------------------------------------------------------------
5.05       Treasury shares                     0               0            0               0              0               0
------------------------------------------------------------------------------------------------------------------------------------
5.06       Profit/Loss In Fiscal               0               0            0               0         14,511          14,511
           Year
------------------------------------------------------------------------------------------------------------------------------------
5.07       Allocation of income                0               0            0           9,111        (14,511)         (5,400)
------------------------------------------------------------------------------------------------------------------------------------
5.07.01    Legal Reserve                       0               0            0             726           (726)               0
------------------------------------------------------------------------------------------------------------------------------------
5.07.02    Reserve for expansion               0               0            0           5,483         (5,483)               0
------------------------------------------------------------------------------------------------------------------------------------
5.07.03    Reserve to increase                 0               0            0           2,902         (2,902)               0
           capital
--------------------------------------------------------------------------------------------------------------------------------
5.07.04    Interest over capital               0               0            0               0         (5,400)         (5,400)
---------------------------------------------------------------------------------------------------------------------------------
5.08       Other                               0               0            0               0               0               0
---------------------------------------------------------------------------------------------------------------------------------
5.09       Final Balance                 490,000               0            0         191,919               0         681,919
------------------------------------------------------------------------------------------------------------------------------------




FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                                                           CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1-CVM Code                            2-Company Name                      3- General Taxpayers' Register
01629-2                               PERDIGAO S.A.                       01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------



05.02 - STATEMENTS OF CHANGES IN  SHAREHOLDERS'  EQUITY FOR THE PERIOD FROM  01/01/2001 TO 12/31/2001 (IN THOUSANDS
OF BRAZILIAN REAIS)

------------------------------------------------------------------------------------------------------------------------------------
1-Code     2-Description             3- Capital Stock    4- Capital   5-             6- Income       7- Retained    8- Total
                                                         Reserves     Revaluation    Reserves        Earnings
                                                                      Reserves
------------------------------------------------------------------------------------------------------------------------------------
5.01       Initial Balance               415,433              39            0         139,459              0         554,931
------------------------------------------------------------------------------------------------------------------------------------
5.02       Adjustments in past                 0               0            0               0              0               0
           fiscal years
-----------------------------------------------------------------------------------------------------------------------------------
5.03       Increase (Decrease) in              0               0            0               0              0               0
           Capital Stock
------------------------------------------------------------------------------------------------------------------------------------
5.04       Realization of Reserves             0               0            0               0              0               0
------------------------------------------------------------------------------------------------------------------------------------
5.05       Treasury shares                     0               0            0               0              0               0
------------------------------------------------------------------------------------------------------------------------------------
5.06       Profit/Loss In Fiscal               0               0            0               0        168,247         168,247
           Year
------------------------------------------------------------------------------------------------------------------------------------
5.07       Allocation of income                0               0            0         117,774       (168,247)        (50,473)
------------------------------------------------------------------------------------------------------------------------------------
5.07.01    Legal Reserve                       0               0            0           8,413         (8,413)               0
------------------------------------------------------------------------------------------------------------------------------------
5.07.02    Reserve for expansion               0               0            0          75,711        (75,711)               0
------------------------------------------------------------------------------------------------------------------------------------
5.07.03    Reserve to increase                 0               0            0          33,650        (33,650)               0
           capital
------------------------------------------------------------------------------------------------------------------------------------
5.07.04    Interest over capital               0               0            0               0        (50,473)         (50,437)
------------------------------------------------------------------------------------------------------------------------------------
5.08       Other                               0             103            0               0               0             103
------------------------------------------------------------------------------------------------------------------------------------
5.08.01    Fiscal Incentives                   0             103            0               0               0             103
------------------------------------------------------------------------------------------------------------------------------------
5.09       Final Balance                 415,433             142            0         257,233               0         672,808
------------------------------------------------------------------------------------------------------------------------------------




FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                                                           CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1-CVM Code                            2-Company Name                      3- General Taxpayers' Register
01629-2                               PERDIGAO S.A.                       01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------



05.03 -  STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY FOR THE PERIOD FROM 01/01/2000 TO 12/31/2000 (IN THOUSANDS
OF BRAZILIAN REAIS)

------------------------------------------------------------------------------------------------------------------------------------
1-Code     2-Description             3- Capital Stock    4- Capital   5-             6- Income       7- Retained    8- Total
                                                         Reserves     Revaluation    Reserves        Earnings
                                                                      Reserves
------------------------------------------------------------------------------------------------------------------------------------
5.01       Initial Balance               415,433              18            0         108,212              0         523,663
------------------------------------------------------------------------------------------------------------------------------------
5.02       Adjustments in past                 0               0            0               0              0               0
           fiscal years
-----------------------------------------------------------------------------------------------------------------------------------
5.03       Increase (Decrease) in              0               0            0               0              0               0
           Capital Stock
------------------------------------------------------------------------------------------------------------------------------------
5.04       Realization of Reserves             0               0            0               0              0               0
------------------------------------------------------------------------------------------------------------------------------------
5.05       Treasury shares                     0               0            0               0              0               0
------------------------------------------------------------------------------------------------------------------------------------
5.06       Profit/Loss In Fiscal               0               0            0               0         45,389          45,389
           Year
------------------------------------------------------------------------------------------------------------------------------------
5.07       Allocation of income                0               0            0          31,247        (45,389)        (14,142)
------------------------------------------------------------------------------------------------------------------------------------
5.07.01    Legal Reserve                       0               0            0           2,269         (2,269)               0
------------------------------------------------------------------------------------------------------------------------------------
5.07.02    Reserve for expansion               0               0            0          19,901        (19,901)               0
------------------------------------------------------------------------------------------------------------------------------------
5.07.03    Reserve to increase                 0               0            0           9,077         (9,077)               0
           capital
------------------------------------------------------------------------------------------------------------------------------------
5.07.04    Interest over capital               0               0            0               0        (14,142)         (14,142)
------------------------------------------------------------------------------------------------------------------------------------
5.08       Other                               0              21            0               0               0              21
------------------------------------------------------------------------------------------------------------------------------------
5.08.01    Fiscal Incentives                   0              21            0               0               0              21
------------------------------------------------------------------------------------------------------------------------------------
5.09       Final Balance                 415,433              39            0         139,459               0         554,931
------------------------------------------------------------------------------------------------------------------------------------



FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                                                           CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1-CVM Code                            2-Company Name                      3- General Taxpayers' Register
01629-2                               PERDIGAO S.A.                       01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------


06.01- BALANCE SHEET - ASSETS - CONSOLIDATED  (IN THOUSANDS OF BRAZILIAN REAIS)

------------------------------------------------------------------------------------------------------------------------------------
1 - Code           2 - Description                                           3- 12/31/2002        4- 12/31/2001        5- 12/31/2000
------------------------------------------------------------------------------------------------------------------------------------
1                  TOTAL ASSETS                                                3,007,234            2,424,094             2,234,012
------------------------------------------------------------------------------------------------------------------------------------
1.01               CURRENT ASSETS                                              1,862,352            1,043,055             1,195,289
------------------------------------------------------------------------------------------------------------------------------------
1.01.01            Cash and Banks                                                904,248              402,976               656,183
------------------------------------------------------------------------------------------------------------------------------------
1.01.01.01         Cash                                                           50,954               11,757                13,647
------------------------------------------------------------------------------------------------------------------------------------
1.01.01.02         Cash Investments                                              853,294              391,219               642,536
------------------------------------------------------------------------------------------------------------------------------------
1.01.02            Credits                                                       197,520              256,308               212,243
------------------------------------------------------------------------------------------------------------------------------------
1.01.02.01         Clients                                                       197,520              256,308               212,243
------------------------------------------------------------------------------------------------------------------------------------
1.01.03            Inventories                                                   594,228              318,675               262,035
------------------------------------------------------------------------------------------------------------------------------------
1.01.03.01         Finished goods                                                203,231               74,986                56,600
------------------------------------------------------------------------------------------------------------------------------------
1.01.03.02         Goods in process                                               20,601               14,083                11,820
------------------------------------------------------------------------------------------------------------------------------------
1.01.03.03         Raw material                                                   63,059               18,691                39,863
------------------------------------------------------------------------------------------------------------------------------------
1.01.03.04         By-products and packaging                                      68,954               53,359                44,674
------------------------------------------------------------------------------------------------------------------------------------
1.01.03.05         Livestock (poultry, turkey and hogs)                          212,357              139,879               102,421
------------------------------------------------------------------------------------------------------------------------------------
1.01.03.06         Advances to Suppliers and transit imports                      26,026               17,677                 6,657
------------------------------------------------------------------------------------------------------------------------------------
1.01.04            Others                                                        166,356               65,096                64,828
------------------------------------------------------------------------------------------------------------------------------------
1.01.04.01         Taxes Receivable                                               99,868               45,301                36,813
------------------------------------------------------------------------------------------------------------------------------------
1.01.04.02         Deferred Taxes                                                 24,170                1,029                10,417
------------------------------------------------------------------------------------------------------------------------------------
1.01.04.03         Securities Receivable                                           8,948                5,687                 2,098
------------------------------------------------------------------------------------------------------------------------------------
1.01.04.04         Other Rights                                                   14,765                7,985                 9,488
------------------------------------------------------------------------------------------------------------------------------------
1.01.04.05         Advanced Expenses                                              18,605                5,094                 6,012
------------------------------------------------------------------------------------------------------------------------------------
1.02               NONCURRENT ASSETS                                             135,735              403,591               130,441
------------------------------------------------------------------------------------------------------------------------------------
1.02.01            Credits                                                             0                    0                     0
------------------------------------------------------------------------------------------------------------------------------------
1.02.02            Credits with Associates                                             0                    0                     0
------------------------------------------------------------------------------------------------------------------------------------
1.02.02.01         With Affiliates                                                     0                    0                     0
------------------------------------------------------------------------------------------------------------------------------------
1.02.02.02         With Subsidiaries                                                   0                    0                     0
------------------------------------------------------------------------------------------------------------------------------------
1.02.02.03         With Other Associates                                               0                    0                     0
------------------------------------------------------------------------------------------------------------------------------------
1.02.03            Others                                                        135,735              403,591               130,441
------------------------------------------------------------------------------------------------------------------------------------
1.02.03.01         Cash Investments                                               47,129              328,249                68,866
------------------------------------------------------------------------------------------------------------------------------------
1.02.03.02         Taxes Receivable                                                7,305                4,755                   244
------------------------------------------------------------------------------------------------------------------------------------
1.02.03.03         Deferred Taxes                                                 36,295               35,314                32,512
------------------------------------------------------------------------------------------------------------------------------------
1.02.03.04         Securities Receivable                                          20,543               18,012                15,576
------------------------------------------------------------------------------------------------------------------------------------
1.02.03.05         Legal Deposits                                                 13,352                7,993                 5,309
------------------------------------------------------------------------------------------------------------------------------------
1.02.03.06         Clients                                                         8,644                6,346                 4,850
------------------------------------------------------------------------------------------------------------------------------------
1.02.03.07         Other Rights                                                    2,467                2,922                 3,084
------------------------------------------------------------------------------------------------------------------------------------
1.03               PERMANENT ASSETS                                            1,009,147              977,448               908,282
------------------------------------------------------------------------------------------------------------------------------------
1.03.01            Investments                                                       442                  483                   488
------------------------------------------------------------------------------------------------------------------------------------



FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                                                           CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1-CVM Code                            2-Company Name                      3- General Taxpayers' Register
01629-2                               PERDIGAO S.A.                       01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------



06.01 - BALANCE SHEET - ASSETS - CONSOLIDATED  (IN THOUSANDS OF BRAZILIAN REAIS)

------------------------------------------------------------------------------------------------------------------------------------
1 - Code           2 - Description                                           3- 12/31/2002        4- 12/31/2001        5- 12/31/2000
------------------------------------------------------------------------------------------------------------------------------------
1.03.01.01         Equity in Affiliates                                                0                   50                     0
------------------------------------------------------------------------------------------------------------------------------------
1.03.01.02         Equity in Subsidiaries                                              0                    0                     0
------------------------------------------------------------------------------------------------------------------------------------
1.03.01.02.01      Goodwill in Equity in Subsidiaries                                  0                    0                     0
------------------------------------------------------------------------------------------------------------------------------------
1.03.01.03         Other Investments                                                 442                  433                   488
------------------------------------------------------------------------------------------------------------------------------------
1.03.01.03.01      Interest through Fiscal Incentives                                 74                   74                    74
------------------------------------------------------------------------------------------------------------------------------------
1.03.01.03.02      Other Investments                                                 368                  359                   414
------------------------------------------------------------------------------------------------------------------------------------
1.03.02            Fixed Assets                                                  934,097              903,640               854,931
------------------------------------------------------------------------------------------------------------------------------------
1.03.02.01         Land                                                           84,782               86,953                84,637
------------------------------------------------------------------------------------------------------------------------------------
1.03.02.02         Buildings and Improvements                                    483,212              463,944               385,483
------------------------------------------------------------------------------------------------------------------------------------
1.03.02.03         Machinery and Equipment                                       531,696              469,060               335,576
------------------------------------------------------------------------------------------------------------------------------------
1.03.02.04         Electric and hydraulic installations                           34,866               33,511                25,759
------------------------------------------------------------------------------------------------------------------------------------
1.03.02.05         Forests and reforestation                                      14,994               13,539                12,523
------------------------------------------------------------------------------------------------------------------------------------
1.03.02.06         Construction in progress                                       79,894               73,775               198,842
------------------------------------------------------------------------------------------------------------------------------------
1.03.02.07         Other                                                          19,728               17,537                15,042
------------------------------------------------------------------------------------------------------------------------------------
1.03.02.08         (-) Depreciation and Depletion                              (315,075)            (254,679)             (202,931)
------------------------------------------------------------------------------------------------------------------------------------
1.03.03            Deferred Charges                                               74,608               73,325                52,863
------------------------------------------------------------------------------------------------------------------------------------
1.03.03.01         Preoperating Costs                                             58,493               50,512                39,601
------------------------------------------------------------------------------------------------------------------------------------
1.03.03.02         Implementation of Integrated Systems                           25,026               20,519                20,224
------------------------------------------------------------------------------------------------------------------------------------
1.03.03.03         Goodwill on acquisition of investment                          18,888               18,888                 4,945
------------------------------------------------------------------------------------------------------------------------------------
1.03.03.04         (-) Amortization                                             (27,799)             (16,594)              (11,907)
------------------------------------------------------------------------------------------------------------------------------------




FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                                                           CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1-CVM Code                            2-Company Name                      3- General Taxpayers' Register
01629-2                               PERDIGAO S.A.                       01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------



06.02- BALANCE SHEET - LIABILITIES - CONSOLIDATED (IN THOUSANDS OF BRAZILIAN REAIS)

------------------------------------------------------------------------------------------------------------------------------------
1 - Code           2 - Description                                           3- 12/31/2002        4- 12/31/2001        5- 12/31/2000
------------------------------------------------------------------------------------------------------------------------------------
2                  TOTAL LIABILITIES                                           3,007,234            2,424,094             2,234,012
------------------------------------------------------------------------------------------------------------------------------------
2.01               CURRENT LIABILITIES                                         1,667,162            1,014,013               921,126
------------------------------------------------------------------------------------------------------------------------------------
2.01.01            Loans and Financing                                         1,249,721              686,324               683,893
------------------------------------------------------------------------------------------------------------------------------------
2.01.01.01         Financial Institutions                                        763,033              458,519               491,918
------------------------------------------------------------------------------------------------------------------------------------
2.01.01.02         Advance on Export Contracts                                   486,688              227,805               191,975
------------------------------------------------------------------------------------------------------------------------------------
2.01.02            Debentures                                                     12,471               10,315                10,026
------------------------------------------------------------------------------------------------------------------------------------
2.01.03            Suppliers                                                     278,607              151,292               127,281
------------------------------------------------------------------------------------------------------------------------------------
2.01.04            Taxes, Charges and Contribution                                34,292               43,034                39,765
------------------------------------------------------------------------------------------------------------------------------------
2.01.04.01         Tax Obligations                                                23,374               29,214                25,770
------------------------------------------------------------------------------------------------------------------------------------
2.01.04.02         REFIS - Brazilian Tax Recovery Program                          1,463                5,626                 7,331
------------------------------------------------------------------------------------------------------------------------------------
2.01.04.03         Social Contributions                                            9,455                8,194                 6,664
------------------------------------------------------------------------------------------------------------------------------------
2.01.05            Dividends Payable                                                  20                2,491                    17
------------------------------------------------------------------------------------------------------------------------------------
2.01.06            Provisions                                                     32,306               33,206                27,753
------------------------------------------------------------------------------------------------------------------------------------
2.01.06.01         Provisions for vacations & 13th salaries                       32,306               33,206                27,753
------------------------------------------------------------------------------------------------------------------------------------
2.01.07            Debts with Associates                                               0                    0                     0
------------------------------------------------------------------------------------------------------------------------------------
2.01.08            Others                                                         59,745               87,351                32,391
------------------------------------------------------------------------------------------------------------------------------------
2.01.08.01         Payroll                                                         7,358                7,356                 5,420
------------------------------------------------------------------------------------------------------------------------------------
2.01.08.02         Interest Over Company Capital                                      95               32,686                 9,666
------------------------------------------------------------------------------------------------------------------------------------
2.01.08.03         Participation payable                                             693               13,648                   850
------------------------------------------------------------------------------------------------------------------------------------
2.01.08.04         Other Obligations                                              51,599               33,661                16,455
------------------------------------------------------------------------------------------------------------------------------------
2.02               NONCURRENT LIABILITIES                                        664,432              737,273               743,158
------------------------------------------------------------------------------------------------------------------------------------
2.02.01            Loans and Financing                                           466,841              524,872               540,834
------------------------------------------------------------------------------------------------------------------------------------
2.02.01.01         Financial Institutions                                        464,019              510,912               540,834
------------------------------------------------------------------------------------------------------------------------------------
2.02.01.02         Advance on Export Contracts                                     2,822               13,960                     0
------------------------------------------------------------------------------------------------------------------------------------
2.02.02            Debentures                                                     64,580               73,899                70,219
------------------------------------------------------------------------------------------------------------------------------------
2.02.03            Provisions                                                          0                    0                     0
------------------------------------------------------------------------------------------------------------------------------------
2.02.04            Debts with Associates                                               0                    0                     0
------------------------------------------------------------------------------------------------------------------------------------
2.02.05            Others                                                        133,011              138,502               132,105
------------------------------------------------------------------------------------------------------------------------------------
2.02.05.01         Taxes and Benefits Obligations                                  3,479                7,123                 7,285
------------------------------------------------------------------------------------------------------------------------------------
2.02.05.02         REFIS - Tax Recovery Program                                        0               13,598                17,679
------------------------------------------------------------------------------------------------------------------------------------
2.02.05.03         Deferred Taxes                                                  7,502                8,210                 8,535
------------------------------------------------------------------------------------------------------------------------------------
2.02.05.04         Reserves for Contingencies                                    122,030              109,571                98,606
------------------------------------------------------------------------------------------------------------------------------------
2.03               DEFERRED INCOME                                                     0                    0                     0
------------------------------------------------------------------------------------------------------------------------------------
2.04               MINORITY INTEREST                                                   0                    0                14,797
------------------------------------------------------------------------------------------------------------------------------------
2.05               NET EQUITY                                                    675,640              672,808               554,931
------------------------------------------------------------------------------------------------------------------------------------
2.05.01            Paid-up Capital Stock                                         490,000              415,433               415,433
------------------------------------------------------------------------------------------------------------------------------------



FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                                                           CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1-CVM Code                            2-Company Name                      3- General Taxpayers' Register
01629-2                               PERDIGAO S.A.                       01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------



06.02 - BALANCE SHEET - LIABILITIES - CONSOLIDATED (IN THOUSANDS OF BRAZILIAN REAIS)

------------------------------------------------------------------------------------------------------------------------------------
1 - Code           2 - Description                                           3- 12/31/2002        4- 12/31/2001        5- 12/31/2000
------------------------------------------------------------------------------------------------------------------------------------
2.05.02            Capital Reserves                                                      0                 142                   39
------------------------------------------------------------------------------------------------------------------------------------
2.05.02.01         Reserve for Fiscal Incentive                                          0                 142                   39
------------------------------------------------------------------------------------------------------------------------------------
2.05.03            Revaluation Reserve                                                   0                   0                    0
------------------------------------------------------------------------------------------------------------------------------------
2.05.03.01         Owned Assets                                                          0                   0                    0
------------------------------------------------------------------------------------------------------------------------------------
2.05.03.02         Subsidiaries/ Affiliates                                              0                   0                    0
------------------------------------------------------------------------------------------------------------------------------------
2.05.04            Profit Reserves                                                 185,640             257,233              139,459
------------------------------------------------------------------------------------------------------------------------------------
2.05.04.01         Legal                                                            18,523              17,797                9,384
------------------------------------------------------------------------------------------------------------------------------------
2.05.04.02         Statutory                                                             0                   0                    0
------------------------------------------------------------------------------------------------------------------------------------
2.05.04.03         For Contigencies                                                      0                   0                    0
------------------------------------------------------------------------------------------------------------------------------------
2.05.04.04         Profits Realizable                                                    0                   0                    0
------------------------------------------------------------------------------------------------------------------------------------
2.05.04.05         Retained Earnings                                                     0                   0                    0
------------------------------------------------------------------------------------------------------------------------------------
2.05.04.06         Special for Non-distributed Dividends                                 0                   0                    0
------------------------------------------------------------------------------------------------------------------------------------
2.05.04.07         Other profit Reserves                                           167,117             239,436              130,075
------------------------------------------------------------------------------------------------------------------------------------
2.05.04.07.01      Expansion Reserves                                              171,309             166,672               90,961
------------------------------------------------------------------------------------------------------------------------------------
2.05.04.07.02      Increase Capital Reserves                                         2,902              73,579               39,929
------------------------------------------------------------------------------------------------------------------------------------
2.05.04.07.03      Treasury Shares                                                   (815)               (815)                (815)
------------------------------------------------------------------------------------------------------------------------------------
2.05.04.07.04      Unrealized Profit                                               (6,279)                   0                    0
------------------------------------------------------------------------------------------------------------------------------------
2.05.05            Accumulated Profit/ Losses                                            0                   0                    0
------------------------------------------------------------------------------------------------------------------------------------



FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                                                           CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1-CVM Code                            2-Company Name                      3- General Taxpayers' Register
01629-2                               PERDIGAO S.A.                       01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------


07.01 - STATEMENT OF INCOME - CONSOLIDATED (IN THOUSANDS OF BRAZILIAN REAIS)

------------------------------------------------------------------------------------------------------------------------------------
1-Code            2-Description                                       3- 01/01/2002 to      4- 01/01/2001 to       5- 01/01/2000 to
                                                                      12/31/2002            12/31/2001             12/31/2000
------------------------------------------------------------------------------------------------------------------------------------
3.01              GROSS INCOME FROM SALES AND/OR SERVICES                    3,341,709              2,789,409             2,066,406
------------------------------------------------------------------------------------------------------------------------------------
3.01.01           Sales In Domestic Market                                   2,135,761              1,754,564             1,554,022
------------------------------------------------------------------------------------------------------------------------------------
3.01.02           Exports                                                    1,205,948              1,034,845               512,384
------------------------------------------------------------------------------------------------------------------------------------
3.02              Sales Returns                                              (424,330)              (355,706)             (302,753)
------------------------------------------------------------------------------------------------------------------------------------
3.03              NET INCOME FROM SALES AND/OR SERVICES                      2,917,379              2,433,703             1,763,653
------------------------------------------------------------------------------------------------------------------------------------
3.04              Cost of Goods and/or Services Sold                       (2,103,944)            (1,633,483)           (1,336,000)
------------------------------------------------------------------------------------------------------------------------------------
3.05              GROSS INCOME                                                 813,435                800,220               427,653
------------------------------------------------------------------------------------------------------------------------------------
3.06              OPERATING INCOME/EXPENSES                                  (810,888)              (557,170)             (376,196)
------------------------------------------------------------------------------------------------------------------------------------
3.06.01           With Sales                                                 (554,449)              (400,907)             (284,058)
------------------------------------------------------------------------------------------------------------------------------------
3.06.01.01        Variable                                                   (371,661)              (248,495)             (159,578)
------------------------------------------------------------------------------------------------------------------------------------
3.06.01.02        Fixed                                                      (176,150)              (146,744)             (119,097)
------------------------------------------------------------------------------------------------------------------------------------
3.06.01.03        Depreciation and Amortization                                (6,638)                (5,668)               (5,383)
------------------------------------------------------------------------------------------------------------------------------------
3.06.02           General and Administrative                                  (44,773)               (40,274)              (36,081)
------------------------------------------------------------------------------------------------------------------------------------
3.06.02.01        Administrative                                              (33,225)               (30,405)              (27,300)
------------------------------------------------------------------------------------------------------------------------------------
3.06.02.02        Depreciation and Amortization                                (6,070)                (4,703)               (4,063)
------------------------------------------------------------------------------------------------------------------------------------
3.06.02.03        Management Compensation                                      (5,478)                (5,166)               (4,718)
------------------------------------------------------------------------------------------------------------------------------------
3.06.03           Financial                                                  (219,207)              (120,752)              (64,229)
------------------------------------------------------------------------------------------------------------------------------------
3.06.03.01        Financial Income                                             383,590                171,507               128,775
------------------------------------------------------------------------------------------------------------------------------------
3.06.03.02        Financial Expenses                                         (602,797)              (292,259)             (193,004)
------------------------------------------------------------------------------------------------------------------------------------
3.06.04           Other Operating Income                                         1,536                    222                   395
------------------------------------------------------------------------------------------------------------------------------------
3.06.05           Other Operating Expenses                                     (3,779)                (2,725)                     0
------------------------------------------------------------------------------------------------------------------------------------
3.06.06           Income on Equity                                               9,784                  7,266                 7,777
------------------------------------------------------------------------------------------------------------------------------------
3.07              OPERATING INCOME                                               2,547                243,050                51,457
------------------------------------------------------------------------------------------------------------------------------------
3.08              Non-operating Income                                           (223)                (3,987)                 1,305
------------------------------------------------------------------------------------------------------------------------------------
3.08.01           Income                                                        17,598                 14,742                22,110
------------------------------------------------------------------------------------------------------------------------------------
3.08.02           Expenses                                                    (17,821)               (18,729)              (20,805)
------------------------------------------------------------------------------------------------------------------------------------
3.09              INCOME BEFORE TAX AND INTERESTS                                2,324                239,063                52,762
------------------------------------------------------------------------------------------------------------------------------------
3.10              Provision for Income Tax and Social                         (18,229)               (50,907)               (8,882)
                  Contribution
------------------------------------------------------------------------------------------------------------------------------------
3.11              Deferred Income Tax                                           24,830                (6,261)                 2,302
------------------------------------------------------------------------------------------------------------------------------------
3.12              Interests and Statutory                                        (693)               (13,648)                 (850)
------------------------------------------------------------------------------------------------------------------------------------
3.12.01           Interests                                                      (693)               (13,648)                 (850)
------------------------------------------------------------------------------------------------------------------------------------
3.12.01.01        Management Participation                                           0                (2,810)                 (850)
------------------------------------------------------------------------------------------------------------------------------------
3.12.01.02        Employees' Profit Sharing                                      (693)               (10,838)                     0
------------------------------------------------------------------------------------------------------------------------------------
3.12.02           Contribution                                                       0                      0                     0
------------------------------------------------------------------------------------------------------------------------------------
3.13              Reversion of Interest Over Company Capital                         0                      0                     0
------------------------------------------------------------------------------------------------------------------------------------
3.14              Minority Interest                                                  0                      0                    57
------------------------------------------------------------------------------------------------------------------------------------
3.15              PROFIT/LOSS IN FISCAL YEAR                                     8,232                168,247                45,389
------------------------------------------------------------------------------------------------------------------------------------
                  Number of Shares - Ex-treasury (units)                    44,508,889             44,508,889            44,508,944
------------------------------------------------------------------------------------------------------------------------------------
                  Profit Per Share                                             0.18495                3.78008               1.01977
------------------------------------------------------------------------------------------------------------------------------------
                  Loss Per Share
------------------------------------------------------------------------------------------------------------------------------------



FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                                                           CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1-CVM Code                            2-Company Name                      3- General Taxpayers' Register
01629-2                               PERDIGAO S.A.                       01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------


08.01 - STATEMENTS OF CHANGES IN FINANCIAL POSITION - CONSOLIDATED (IN THOUSANDS OF BRAZILIAN REAIS)

------------------------------------------------------------------------------------------------------------------------------------
1-Code            2-Description                                   3- 01/01/2002 to         4- 01/01/2001 to        5- 01/01/2000 to
                                                                  12/31/2002               12/31/2001              12/31/2000
------------------------------------------------------------------------------------------------------------------------------------
4.01              Sources of  funds                                         961,258                 613,354                 887,340
------------------------------------------------------------------------------------------------------------------------------------
4.01.01           From Operations                                           563,392                 297,007                 465,764
------------------------------------------------------------------------------------------------------------------------------------
4.01.01.01        Profit/Loss In Fiscal Year                                  8,232                 168,247                  45,389
------------------------------------------------------------------------------------------------------------------------------------
4.01.01.02        Values that don't represent changes in                    555,160                 128,760                 420,375
                  the Working Capital
------------------------------------------------------------------------------------------------------------------------------------
4.01.01.02.01     Minority shareholders' participation                            0                       0                    (57)
------------------------------------------------------------------------------------------------------------------------------------
4.01.01.02.02     Depreciation, amortization and                             81,511                  64,966                  52,706
                  exhaustion
------------------------------------------------------------------------------------------------------------------------------------
4.01.01.02.03     Provision for contingencies                               (4,976)                     361                  11,673
------------------------------------------------------------------------------------------------------------------------------------
4.01.01.02.04     Net Financial charges on long-term items                   87,869                  55,842                  12,712
------------------------------------------------------------------------------------------------------------------------------------
4.01.01.02.05     Transfer of Non-current to Current                        404,747                  22,177                 342,388
                  assets
------------------------------------------------------------------------------------------------------------------------------------
4.01.01.02.06     Deferred Taxes (IRPJ/CSLL)                                (4,053)                 (7,682)                 (9,854)
------------------------------------------------------------------------------------------------------------------------------------
4.01.01.02.07     Long-term taxes                                                 0                       0                  17,932
------------------------------------------------------------------------------------------------------------------------------------
4.01.01.02.08     Equity pick-up                                            (9,784)                 (7,266)                 (7,777)
------------------------------------------------------------------------------------------------------------------------------------
4.01.01.02.09     Others                                                      (154)                     362                     652
------------------------------------------------------------------------------------------------------------------------------------
4.01.02           From Shareholders                                               0                       0                       0
------------------------------------------------------------------------------------------------------------------------------------
4.01.02.01        Capital Increase                                                0                       0                       0
------------------------------------------------------------------------------------------------------------------------------------
4.01.03           From Third parties                                        397,866                 316,347                 421,576
------------------------------------------------------------------------------------------------------------------------------------
4.01.03.01        Long-term loans                                           390,097                 298,647                 396,506
------------------------------------------------------------------------------------------------------------------------------------
4.01.03.02        Disposal of Permanent Assets                                6,378                  13,405                  10,276
------------------------------------------------------------------------------------------------------------------------------------
4.01.03.03        Others                                                      1,391                   4,295                  14,794
------------------------------------------------------------------------------------------------------------------------------------
4.02              Application of funds                                      795,110                 858,475                 644,982
------------------------------------------------------------------------------------------------------------------------------------
4.02.01           Dividends and interest on own capital                       5,400                  50,473                  14,142
------------------------------------------------------------------------------------------------------------------------------------
4.02.02           Investments                                                   311                  28,285                  20,954
------------------------------------------------------------------------------------------------------------------------------------
4.02.03           Fixed assets                                              106,523                 118,578                 156,357
------------------------------------------------------------------------------------------------------------------------------------
4.02.04           Deferred                                                   12,787                  15,453                  20,217
------------------------------------------------------------------------------------------------------------------------------------
4.02.05           Treasury shares                                                 0                       0                       0
------------------------------------------------------------------------------------------------------------------------------------
4.02.06           Transfer from Long-term to current                        630,875                 340,644                 348,954
                  liabilities
------------------------------------------------------------------------------------------------------------------------------------
4.02.07           Long-term cash investments                                 14,713                 295,326                  66,026
------------------------------------------------------------------------------------------------------------------------------------
4.02.08           Others                                                     24,501                   9,716                  18,332
------------------------------------------------------------------------------------------------------------------------------------
4.03              Increase (Decrease) in Working Capital                    166,148               (245,121)                 242,358
------------------------------------------------------------------------------------------------------------------------------------
4.04              Changes in Current Assets                                 819,297               (152,234)                 444,941
------------------------------------------------------------------------------------------------------------------------------------
4.04.01           Current Assets - beggining of year                      1,043,055               1,195,289                 750,348
------------------------------------------------------------------------------------------------------------------------------------
4.04.02           Current Assets - end of year                            1,862,352               1,043,055               1,195,289
------------------------------------------------------------------------------------------------------------------------------------
4.05              Changes in Current Liabilities                            653,149                  92,887                 202,583
------------------------------------------------------------------------------------------------------------------------------------
4.05.01           Current Liabilities - beggining of year                 1,014,013                 921,126                 718,543
------------------------------------------------------------------------------------------------------------------------------------
4.05.02           Current Liabilities - end of year                       1,667,162               1,014,013                 921,126
------------------------------------------------------------------------------------------------------------------------------------


FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


09.01 - REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

1 - TYPE OF OPINION
UNQUALIFIED OPINION

2 - OPINION

The Board of Directors and Shareholders
PERDIGAO S.A.

We have audited the accompanying individual balance sheet of PERDIGAO S.A. (Company) and the consolidated balance sheet of PERDIGAO S.A. AND SUBSIDIARIES (Consolidated) as of December 31, 2002, prepared in Brazilian currency in accordance with Brazil's Corporation Law, and the related individual and consolidated statements of income, shareholders' equity and changes in financial position for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements.

We have conducted our audits in accordance with generally accepted auditing standards in Brazil and comprised: (a) the planning of our work, taking into consideration the materiality of balances, the volume of transactions and the accounting and internal control systems of the Company and its subsidiaries; (b) the examination, on a test basis, of documentary evidence and accounting records supporting the amounts and disclosures in the financial statements; and (c) an assessment of the accounting practices used and significant estimates made by management, as well as an evaluation of the overall financial statement presentation.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of PERDIGAO S.A. and the consolidated financial position of PERDIGAO S.A. AND SUBSIDIARIES as of December 31, 2002, and the results of their operations, the changes in their shareholders' equity and the changes in their financial position for the year then ended, in conformity with the accounting practices originating in Brazil's Corporation Law.

THE FINANCIAL STATEMENTS RELATED TO THE YEAR ENDED DECEMBER 31, 2001 WERE EXAMINED BY OTHER INDEPENDENT AUDITORS, WHO ISSUED THEIR UNQUALIFIED REPORT DATED FEBRUARY 6, 2002.

                           Sao Paulo, January 24, 2003

                                  ERNST & YOUNG
                          Auditores Independentes S.C.
                                CRC 2SP015199/O-6

                              Luiz Carlos Passetti
                                   Accountant

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


10.01 - MANAGEMENT REPORT

Dear Shareholders,

     As a result of the policy outlined for the Company eight years ago that gives priority to sustained growth and added value, in 2002 we achieved an increase of 13.2% in the volume of meat sales, 14.1% in the frozen meat products sales and 31.4% in the pasta sales. This significant growth occurred in the domestic market (10.9%), as well as in the export market (16.4%).

     Company gross sales exceeded R$ 3.3 billion, up 19.8% compared to the previous year, with export sales accounting for 41% of the net sales.

     To achieve this performance Perdigao had to overcome the difficulties that affected the activities of the sector and of the Company, such as: the significant increase in the prices of commodities and secondary raw materials, mostly because of the exchange rate devaluation; increase in the meat supply worldwide; sanitary issues related to exports to the European Union and the prices practiced in the markets, which were lower than the increase in costs.

     In addition to these factors, net income of R$ 8.2 million posted for the period, down 95% compared to the previous year, suffered the effects of exchange rate devaluation since a portion of the net debt is linked to exchange rate.

     In spite of the above, the investments made in productivity gains, technological innovation and added value contributed to operating performance, measured by the EBITDA, one of the best annual results ever posted.


                               [GRAPHIC OMITTED]

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------

10.01 - MANAGEMENT REPORT

                               [GRAPHIC OMITTED]


     Equally important are the social programs and environment protection measures, which have been the object of constant concerns and improvements by the Company, in order to promote the development of the communities in which it operates, without losing sight of the mission of generating benefits and wealth for our investors.


                               [GRAPHIC OMITTED]

INVESTMENTS

     At the end of 2003 the Agroindustrial Complex in Rio Verde, Goias, will be operating at its full capacity, producing 260,000 tons of meat/year, equivalent to more than 25% of Perdigao's total production capacity.

     The investments in the Agroindustrial Complex in Rio Verde, state of Goias, in the new product lines and in the improvement plan totaled R$ 100.6 million, 23.5% below the investments made in the previous year.

     Part of the funds in the amount of R$ 22.5 million was obtained from the BNDES (Brazilian Development Bank) and Banco do Brasil (FCO- Fundo Constitucional do Centro Oeste) and the remaining portion came from the Company's own resources.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


10.01 - MANAGEMENT REPORT

OPERATING PERFORMANCE


PRODUCTION

     Production and productivity goals were successfully achieved, with an increase of 14.7% in the total volume of meat production in the year and 2.0% in the last quarter.


                               [GRAPHIC OMITTED]


DOMESTIC MARKET

     Revenues in this market were up 21.7% in the year and up 21.2% in the fourth quarter, due to the increase of the sales volume of elaborated and processed meat and pasta products.

     In order to reduce the impact of production costs that were over 10%, prices were adjusted around 8%, which was lower than the IPCA (Extended Consumer Price Index) that was 12.5%; we also have to consider the improvement in the product mix obtained through the launching of more than 40 products in the year.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


10.01 - MANAGEMENT REPORT


                               [GRAPHIC OMITTED]


MARKET SHARE

     The Company's continuous concern in meeting market needs and expectations resulted in the launching of new lines and new products. The especial highlight was the Apreciatta line that now adds delicious pies and sweet pizzas, as well as the salted pastries flakes line. Other lines were expanded such as: Toque de Sabor, Chester, Light & Elegant, Breaded products, ready-to-eat meals, Turma da Monica, Evidence and Borella providing consumers with a great variety of processed meats and frozen pasta and pizzas.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


10.01 - MANAGEMENT REPORT



                               [GRAPHIC OMITTED]




EXPORT MARKET

     Contrary to the increase in demand occurred in 2001, due to the effects of BSE ("mad cow disease") and the foot-and-mouth disease in Europe, dollar prices in the foreign markets had a decrease of 20%, in 2002, due to the high worldwide meat supply and the lower demand for poultry meats.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


10.01 - MANAGEMENT REPORT


                               [GRAPHIC OMITTED]



     Sanitary issues related to exports to the European Union, with modification of the products analyses criteria, and the changes in the rules regarding imports of salted products, led to a decrease in sales and an increase in the expenses related to logistics and warehousing of the products destined to Europe.

     These changes led the Company to improve its process regarding the control and traceability of animals, implementing one of the fastest and most effective system available in the market, which allows total control throughout all phases of the productive process.

     Perdigao recalled and destroyed lots of chicken in which the analyses carried out in Europe showed the presence of nitrofuran. The Company reiterates that it does not utilize any medicament containing nitrofuran for any purpose or market since April 18, 2002, in advance of the ban imposed by the Brazilian government.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


10.01 - MANAGEMENT REPORT


[GRAPHIC OMITTED]                    [GRAPHIC OMITTED]


     On October 28, 2002 Perdigao acquired the shares held by Sadia S.A. in the capital of BRF Trading S.A., whereupon this became BFF Trading S.A. (Brazilian Fine Foods), a wholly owned subsidiary of Perdigao.

     During the year 2003, the Company hopes to further consolidate its current markets and improve its performance in new markets, especially Canada and China.



ECONOMIC AND FINANCIAL PERFORMANCE


NET SALES

     Net Sales exceeded R$ 2.9 billion, an increase of 19.9% during the year, and R$ 904.6 million, up 18.3% in the fourth quarter due to higher volumes of value added products sold in the domestic market and export sales, which accounted for 41% of this result.

     The elaborated/processed products such as meats, pasta, pizzas and others, had a sales growth of 19% in the year and 22.7% in the last quarter.

     However, due to the decrease in sales of elaborated products (salted chicken breast) to Europe, and the increase of meat in-natura volume for exports, the contribution of elaborated/processed products decreased as shown in the chart below.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


10.01 - MANAGEMENT REPORT


[GRAPHIC OMITTED]                    [GRAPHIC OMITTED]



COST OF SALES

     The greater impact on costs was caused by the increase in the price of the main raw materials. Corn and soybean prices had a significant increase of 47%, reflecting the exchange rate variations and the increase in the price of these commodities in the worldwide market, besides the lower volume of the National Corn Harvest in 2002.

     The increase in the cost of sales, which was higher than the increase in revenues reflected also the increase of other items such as secondary imported raw materials, industrial meats, freights, fuel, insurance and electric power.

GROSS MARGIN

     Gross margin was 27.9% in the year, and 26.6% in the fourth quarter. These margins cannot be compared with those for the previous year due to a different market reality experienced each year.

     Thus, gross profit totaled R$ 813.4 million in the year, an increase of 1.7% compared to 2001 and reached R$ 240.7 million in the last quarter, a decrease of 7.5%.

OPERATING EXPENSES

     The impacts of currency devaluation were reflected in the expenses with shipping and land transport, storage, insurance and port services, which provoked a significant increase in commercial expenses.

     These costs were further increased by the logistics required for recall and replacement of products in Europe.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------



10.01 - MANAGEMENT REPORT

     In November of 2002 the Company implemented a project called, Exporta Sim, aiming at reducing the costs and process with exports and logistics, which the results should appear as from this year.

OPERATING RESULT

     On one hand, the 52% exchange rate devaluation in the period favored export sales but, on the other hand, it caused, as already mentioned, a significant increase in the cost of the main raw materials.

     Besides this, the sanitary issues related to exports to the European market resulted in a nonrecurrent adverse effect on results during the year of R$ 41 million.

     However, despite the adverse impacts suffered, the good performance obtained with an increase in sales volume, the improved product mix and the advance supply of corn allowed for an operating margin of 7.3% generating operational profit of R$ 214.2 million before interest.

NET FINANCIAL EXPENSES

     The increase in net debt was caused by the exchange rate devaluation, the investments realized and the additional working capital required to increase inventories of raw material, finished products and animals.

     Gross accounting debt was R$ 1.793.6 million, with cash investments of R$
900.4 million, resulting in net debt of R$ 893.2 million, which represents 132.2% of the net equity, against 85.6% in the previous year.

     Perdigao's exposure of foreign currency net debt was US$ 57.6 million on December 31, 2002, down 41.8% compared to the previous year, and 35.4% lower than the quarter ended in September 30, 2002, as a result of the Company's policy of reducing its exposure of exchange rate.

     However, the strong exchange rate devaluation occurred during the year has significantly contributed to the increase of 81.5% in net financial expenses during the period affecting the results of anticipated financial expenses, which are offset by the increased revenues from future exports.

NET INCOME AND NET MARGIN

     Due to the effects described above, net income for the year was down 95.1% compared to 2001, totaling R$ 8.2 million. A result of R$ 30.0 million was recorded in the fourth quarter, down 61.1% compared to the last quarter of the previous year. Net margins were 0.3% for the year and 3.3% for the last quarter.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


10.01 - MANAGEMENT REPORT


SHAREHOLDERS' EQUITY

     Net equity totaled R$ 675.6 million, an increase of 0.4% compared to 2001. The return on Investment was 1.2% in the year. This performance was compromised by the sum of adverse factors already mentioned.

     IN THE MEETING HELD ON MARCH 22, 2002, THE BOARD OF DIRECTORS APPROVED SHAREHOLDERS' PAYOUT AT THE GROSS VALUE OF R$ 0.12132 PER SHARE, TOTALING R$ 5.4 MILLION. THIS AMOUNT WILL BE CONSIDERED AS DIVIDENDS, REPRESENTING 66% OF THE NET INCOME FOR THE YEAR. PAYMENT BEGAN ON AUGUST 30, 2002.



STOCK MARKET

     The Company shares suffered not only the effects of the results obtained for the year, but also the impacts of the overall instability of stock markets worldwide, as well as those of the Brazilian economic conjuncture that rose the country risk in 2002.


                                [GRAPHIC OMITTED]


SOCIAL BALANCE

     The value added was R$ 898.2 million in the year, a decrease of 3.5% compared to the previous year.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------



10.01 - MANAGEMENT REPORT


                               [GRAPHIC OMITTED]



     As of December 31, 2002 the Company had 24.2 thousand employees, an increase of 8.0% compared with the previous year, which provided approximately
1.700 additional jobs, consolidating Perdigao as one of the largest job generators in the country.

     Perdigao's social role goes beyond this. The Company is strongly active in the promotion of favorable conditions for improving the quality of life of the communities where it operates, and works continuously on the protection of the environment.

     In 2002, investments in the amount of R$ 45.8 million were made on social and welfare programs, an increase of 21.5% compared to the previous year, and additional R$ 3.8 million were invested in environment protection programs.

     Productivity performance and net sales indicators per employee had a satisfactory growth of 6.4% and 11.0%, respectively, even when considering the employees hired for the production and sales areas.


                               [GRAPHIC OMITTED]


     The Company's growth over the last years has called for an administrative restructuring process in order to integrate, even more, the production, commercial and administrative structures, so as to sustain future development.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


10.01 - MANAGEMENT REPORT

CORPORATE GOVERNANCE

     We ended the year with significant progress made in our Corporate Governance Policy; the Extraordinary General Meeting held on December 17, 2002 approved tag along rights for the Company's preferred shares, whereby these shares are entitled to be included in public offers for the sell of controlling ownership, assuring them a minimum price of 80% of the amount paid per share with voting rights that integrates the controlling block of shares.

     The Board of Directors also approved the Policy for Negotiation of Securities and for Disclosure of Company Acts and Relevant Facts. The new Code of Ethics, which was improved and updated, was approved in the Board of Directors Meeting held on December 17, 2002.

     Another important development was the creation of the Investors Relations website - http://www.perdigao.com.br/ri/eng, for the purpose of strengthening the communication channels with the capital markets.

     Recent changes in the American legislation introduced by the Sarbanes Oxley law are under study by the Company for implementation according to the SEC rules.

     The Company was appraised as the one that has made the best payout to its shareholders in the last decade (1992-2001) according to the GVA-50 study carried out by Fundacao Getulio Vargas of Sao Paulo and by the Boston Consulting Group.

     During the second quarter the Company hired the services of the firm Ernst & Young Auditores Independentes S/C to replace its independent auditors. This engagement and the evaluation of any possible conflict of interests are the responsibility of the Board of Directors. In September 2002, Ernst & Young was hired through competitive bidding, at a fee of R$ 500,000, which is 1.5 times their fees as auditors, to prepare a diagnosis of the tax effects on the export chain.


AWARDS

     The Company received several important awards and prizes during the year, of which the highlights are: Ouro Abamec-SP, for eight consecutive years of presentations to the stock market; Social Responsibility Prize - RS-2002, awarded for the second consecutive time to Perdigao by the Assembleia Legislativa of Rio Grande do Sul (Legislative Assembly); Brazil Citizenship Export Award (Exporter of the Year category); The Citizen Company Award conferred by the Instituto de Marketing e Negocios during the 5th National Forum of Corporate Citizenship and the Destaque Award - Marketing 2002, in the Product category, for its line of Sweet Pizzas Apreciatta Perdigao.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


10.01 - MANAGEMENT REPORT

PERSPECTIVES

     The  main forecasts for 2003 are the following:

     o    Increase at about 8% in meat volumes;
     o Conclude the Agroindustrial Complex in Rio Verde, Goias, with capacity to produce 260,000 tons of meat;
     o Implementation of the Internationalization and Administrative Restructuring Projects;
     o Cost reduction through productivity gains and streamlining of the export and logistic processes;
     o Increase in the prices of the main raw materials, corn and soybean, due to sustained international prices and the expected devaluation of the real to the dollar;
     o    Investments around R$ 100 million;
     o    Creation of 1,600 new jobs.

     Perdigao is one of the largest food companies in Latin America and is one of the largest meat-processing companies in the world, exporting its products to more than 70 countries. The productivity, quality and competitiveness differential achieved along our 68 years of existence allows us to set our goals within a policy of sustained added value for our shareholders, of good relationship with our stakeholders and of respect for the environment.


                            Sao Paulo, February 2003.



         Eggon Joao da Silva                           Nildemar Secches
Chairman of the Board of Directors                     Chief Executive Officer

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------



11.01 - NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS OF BRAZILIAN REAIS)

1.   OPERATIONS

     Perdigao S.A. is the holding company of the Perdigao Group companies, whose principal activities are the raising, production and slaughtering of poultry (chicken, Chester(R), turkeys and other) and porks, industrialization and/or commercialization of refrigerated products, frozen pasta and vegetables, and soybean by-products.


2.   PREPARATION AND PRESENTATION OF FINANCIAL STATEMENTS

     For the preparation of the financial statements the same practices used in the prior year were applied, which are in conformity with Brazil's Corporation Law and the complementary provisions of the CVM - Comissao de Valores Mobiliarios (Brazilian Securities Commission).


3.   SUMMARY OF PRINCIPAL ACCOUNTING PRACTICES

     The principal accounting practices used in the preparation of the financial statements are as follows:

     a)  Short and long-term cash investments

         Are stated at their original amounts plus earnings to the balance sheet date, not exceeding market value (Note 4).

     b)  Trade accounts receivable

         Are presented net of the allowance for doubtful accounts, which was constituted based on the analysis of outstanding credits taking into consideration their realization risks, and in an amount considered sufficient by Company management to cover eventual losses on collection.

     c)  Inventories

         Are valued at average acquisition of formation costs, not exceeding replacement cost or realization value (Note 5).

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


11.01 - NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS OF BRAZILIAN REAIS)

3.   SUMMARY OF PRINCIPAL ACCOUNTING PRACTICES (Continued)

     d)  Income and social contribution taxes

         Are registered based on taxable income in accordance with the legislation and tax rates in effect, which are 15% plus 10% surtax applicable on income in excess to the limit established for income tax and 9% for the social contribution tax.

         Deferred income and social contribution taxes were computed based on their effective tax rates and recorded in current and noncurrent assets and current and noncurrent liabilities as a result of the temporary differences considered when computing the taxes, as well as on tax losses compensable with income taxes due, as mentioned in Note
         7. The Company performed analyses, which show that these taxes are recoverable through its future operations.

     e)  Investments

         Investments in subsidiaries are valued by the equity method and other investments at acquisition cost, reduced to market value, when applicable (Note 8). The financial statements of subsidiaries abroad were translated into reais based on the exchange rate in effect at the year-end for balance sheet accounts and the monthly average exchange rate for operating result accounts, following the same accounting principles of the parent company.

     f)  Property, plant and equipment

         Are shown at acquisition, formation or construction cost. Depreciation is calculated by the straight-line method, based on the rates mentioned in Note 9 and depletions based on utilization, absorbed in production cost or directly charged to operating results. Interest incurred on new capitalizations was allocated to the costs of construction in progress.

     g)  Deferred charges

         Are stated at acquisition cost, absorbed in production costing or directly in operating results for the year and amortized as mentioned in Note 10.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


11.01 - NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS OF BRAZILIAN REAIS)

3.   SUMMARY OF PRINCIPAL ACCOUNTING PRACTICES (Continued)

     h)  Monetary restatement and rights and obligations charges

         Are calculated to the balance sheet date, when applicable, and reflected in the operating results for the year.

     i)  Provisions for contingencies

         Are recorded based on the analyses of the contingencies, taking into account the risks and estimates, which are considered adequate by management and its legal advisors to cover eventual losses (Note 12).

     j)  Consolidation

         The consolidated financial statements exclude current accounts, loans and income and expenses between the consolidated companies, and the unrealized income as well as investments in subsidiaries.

     k)  Operating results

         Income and expenses are recognized on the accrual basis.

4.   SHORT AND LONG-TERM CASH INVESTMENTS - CONSOLIDATED

                                                         2002             2001
                                                         ----             ----

     Local currency:
     Fixed income funds                                208,076           131,068
     Interbank Deposit Certificates (CDI)              136,939            65,884
     ------------------------------------
     Long-term interest rate (TJLP) + interest          26,582            45,761
     National Treasury Bills (LTN)                           -            45,702
                                                       -------           -------
                                                       371,597           288,415
                                                       -------           -------
     Foreign currency:
     Central Bank Notes (NBC - E)                      370,413           334,474
     National Treasury Notes (NTN - D)                  42,519            27,992
     Overnight investments                              91,352            59,014
     Other                                              24,542             9,573
                                                       -------           -------
                                                       528,826           431,053
                                                       -------           -------
                                                       900,423           719,468
                                                       =======           =======
     Short-term                                        853,294           391,219
     Long-term                                          47,129          328,249

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


11.01 - NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS OF BRAZILIAN REAIS)


5.   INVENTORIES - CONSOLIDATED

                                                            2002           2001
                                                            ----           ----
     Finished products                                    203,231         74,986
     Work in process                                       20,601         14,083
     Raw materials                                         63,059         18,691
     Production supplies and packaging material            68,954         53,359
     Breeding stock (poultry, turkeys and porker)         212,357        139,879
     Advances to suppliers and imports in progress         26,026         17,677
                                                           ------         ------
                                                           594,228       318,675
                                                           =======       =======

6.    RECOVERABLE TAXES

                                                          COMPANY                   CONSOLIDATED
                                                   -------------------------------------------------
                                                     2002          2001          2002          2001
                                                   -------------------------------------------------
      ICMS tax                                          -             -         34,971       21,412
      Income tax                                    1,280         6,595         14,066       16,437
      IPI tax and PIS/COFINS presumed credit            -             -         40,736       12,150
      PIS tax                                           -             -         15,586            -
      Other                                             1             -          1,814           57
                                                   -------------------------------------------------
                                                    1,281         6,595        107,173       50,056
                                                   -------------------------------------------------
      Short-term                                    1,281         6,595         99,868       45,301
      Long-term                                         -             -          7,305        4,755


     The recoverable taxes relate to credits to be realized by the Company and its subsidiaries through compensation with taxes due.

     In 2002, the Company recognized the credits related to a judicial process, which challenged the decree-laws that modified the PIS tax computation method established by Complementary Law No. 7/70, during the period from July 1989 to June 1995. Such credits amounted to R$ 18,011.


7.   INCOME (IRPJ) AND SOCIAL CONTRIBUTION (CSLL) TAXES

     The deferred income and social contribution tax assets and liabilities were constituted taking into consideration the tax rates in effect in the coming year and are composed as follows:

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


11.01 - NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS OF BRAZILIAN REAIS)

7.    INCOME (IRPJ) AND SOCIAL CONTRIBUTION (CSLL) TAXES (Continued)

                                                          COMPANY                   CONSOLIDATED
                                                ---------------------------------------------------------
                                                     2002          2001          2002          2001
                                                ---------------------------------------------------------
      Deferred IRPJ and CSLL assets on:
        Tax losses                                   2,460            -         16,624         1,778
        CSLL negative calculation basis                885            -          7,546         1,668
        Provision for contingencies                     37           37         25,525        24,279
        Other temporary differences                    163          165         10,770         8,618
                                                ---------------------------------------------------------
                                                     3,545          202         60,465        36,343
                                                =========================================================

      Short-term                                     3,345            -         24,170         1,029
      Long-term                                        200          202         36,295        35,314


      Deferred IRPJ and CSLL liabilities on:
        Realizable revaluation reserve                    -           -          4,957         5,140
        Accelerated depreciation, with
       incentives                                         -           -          2,545         3,070
                                                ---------------------------------------------------------
                                                          -           -          7,502         8,210
                                                =========================================================


     The estimated period for the realization of the tax credits constituted on tax losses is less than 12 months, and, accordingly, they are classified as short-term. The tax credits constituted on the provisions for contingencies will be realized as the processes are judged and, consequently, there is no estimation for realization, thus being classified as long-term.


     The following amounts related to current and deferred IRPJ and CSLL taxes were recorded in the year:


                                                          COMPANY                   CONSOLIDATED
                                                ---------------------------------------------------------
                                                     2002          2001          2002          2001
                                                ---------------------------------------------------------
      Current IRPJ and CSLL taxes                       -        (1,152)       (17,131)      (50,907)
      Compensation of taxes paid by
         subsidiaries abroad                          733             -              -             -
      Deferred IRPJ and CSLL taxes                  3,343            77         24,830        (6,261)
      Financial statements translation effect
         of subsididaries abroad                        -             -         (1,098)            -
                                                ---------------------------------------------------------
                                                    4,076        (1,075)         6,601       (57,168)
                                                =========================================================

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


11.01 - NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS OF BRAZILIAN REAIS)



7.   INCOME (IRPJ) AND SOCIAL CONTRIBUTION (CSLL) TAXES (Continued)

     The reconciliation of taxes charged to operations of the year is as follows:

                                                          COMPANY                   CONSOLIDATED
                                                   ---------------------------------------------------
                                                     2002          2001          2002         2001
                                                   ---------------------------------------------------
      Income before income taxes, statutory
        participation and reversal of interest
         on shareholders' equity                    10,435       169,322        2,324        239,063
      Statutory participations                           -             -         (693)       (13,648)
      Interest on shareholders' equity                   -         3,567       (5,400)       (48,000)
      Equity pickup                                (12,641)     (169,754)      (9,784)        (7,266)
      Management bonus                                   -             -        2,812            795
      Taxable result of subsidiaries abroad         (9,726)            -            -              -
      Other                                            (56)           27        2,424            524
                                                   ---------------------------------------------------
      Calculation basis                            (11,988)         3,162      (8,317)       171,468
      Tax rate                                          34%           34%          34%            34%
                                                   ---------------------------------------------------
      IRPJ and CSLL taxes on income                  4,076         (1,075)      2,828         (58,299)
      Tax incentives                                     -              -         530           1,131
      Recovery of tax on net income (ILL)                -              -       3,611               -
      Tax rate difference of subsidiaries abroad         -              -        (368)              -
                                                     4,076         (1,075)      6,601         (57,168)
                                                   ---------------------------------------------------


8.   INVESTMENTS IN SUBSIDIARIES

     The consolidated financial statements for the years ended December 31, 2002 and 2001 comprise Perdigao S.A. and the following subsidiaries:



                                                                 PARTICIPATION IN CAPITAL - %
                                                        ------------------------------------------------
                                                               2002                       2001
                                                        ------------------------------------------------
                                                        DIRECT      INDIRECT       DIRECT      INDIRECT
                                                        ------------------------------------------------
     Perdigao Agroindustrial S.A.                       100.0            -        100.0              -
     Perdigao Export Ltd.                               100.0            -        100.0              -
     Perdigao Overseas S.A.                             100.0            -        100.0              -
     Perdigao UK Ltd.                                   100.0            -            -              -
     Perdigao Holland B.V.                              100.0            -            -              -
     PDA Distribuidora de Alimentos Ltda.                 1.0          99.0         1.0           99.0
     Highline International Ltd.                              -       100.0           -          100.0
     BFF Trading S.A.                                         -       100.0           -           50.0
     BFF International Ltd.                                   -       100.0           -              -


FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


11.01 - NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS OF BRAZILIAN REAIS)


8.    INVESTMENTS IN SUBSIDIARIES (Continued)

      The movement of investments in subsidiaries is as follows:


                                         PERDIGAO  PERDIGAO  PERDIGAO            ERDIGAO
                                        AGROINDUS- OVERSEAS  EXPORT    PERDIGAO  POLLAND
                                        TRIAL S.A.    S.A.     LTD.    UK LTD.   H  B.V.          TOTAL
                                                                                          ----------------------
                                                                                          12/31/02     12/31/01
                                        ------------------------------------------------------------------------
Paid-in capital                          480,000    24,256     35      1,078        742          -            -
Share/quotaholders' equity               658,546    13,871      -        537      2,222          -            -
Net operating result for the year          9,447    (7,020)     -       (475)     1,451          -            -
Investment at equity                     658,546    13,871      -        537      2,222    675,176      666,509
Investment before equity                 653,535    13,258      -          -          -    666,509      553,322
Payment of capital                            -          -      -        854        572                       -
Interest on share/quotaholders' equity    (5,400)        -      -           -         -     (5,400)     (56,567)
Equity pickup                              9,447    (7,020)     -       (475)     1,451      3,403      162,738
Prior year's inventory profit                 -          -      -           -         -        284            -
Exchange gain on investments/
   tax incentives                            964     7,633      -        158        199      8,954        7,016
Exchange gain on indirect investments         -          -      -           -         -        830          250



     On October 28, 2002, Perdigao S.A. and Sadia S.A. terminated the joint venture formed on August 29, 2001 in the companies BRF Trading S.A. and BRF International Ltd. These companies, under the new denominations of BFF Trading S.A. and BFF International Ltd., are now wholly owned subsidiaries of Perdigao Agroindustrial S.A. and Perdigao Overseas S.A., respectively. The amount of the transaction totaled R$ 311, corresponding to 50% of the respective shareholders' equity.


9.    PROPERTY, PLANT AND EQUIPMENT (PP&E) - CONSOLIDATED

                                                ANNUAL
                                             DEPRECIATION
                                              RATES - %                COST                   RESIDUAL VALUE
                                                                -------------------------------------------------
                                                                2002          2001          2002          2001
                                             ---------------------------------------------------------------------
Buildings and betterments                      4 to 10          483,212       463,944      373.030       370.016
Machinery and equipment                        10 to 20         531,696       469,060      347.690       324.883
Electric and hydraulic installations              10             34,866        33,511       25.471        26.809
Forests and reforestations                     Various           14,994        13,539       12.140        11.118
Other                                          10 to 20          19,728        17,537       11.090        10.086
Land                                                             84,782        86,953       84.782        86.953
Construction in progress                                         79,894        73,775       79.894        73.775
                                                               1,249,172   1 ,158,319      934.097       903.640


     During 2002, the Company capitalized the amount of R$ 6,286 related to interest on financing of construction in progress. Interest is being capitalized up to the time of transfer of construction in progress to fixed assets in use, as from which date depreciation is computed at usual depreciation rates.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------



11.01 - NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS OF BRAZILIAN REAIS)

9.   PROPERTY, PLANT AND EQUIPMENT (PP&E) - CONSOLIDATED (Continued)

     On April 1, 2002, the subsidiary Perdigao Agroindustrial S.A. disposed of the fixed asset and inventories of the Mococa, State of Sao Paulo unit for the amount of R$ 6,093, resulting in a loss of R$ 1,698, without affecting the results due to a provision for losses constituted in prior years.

     The investments projected in the capital expenditure budget for 2003, shown below, will be achieved with own resources and those obtained from financial institutions.


     Rio Verde, State of Goias unit                                 26,636
     New projects for the current industrial plants
      and commercial area                                           62,277
     Automation, production and improvement projects
     at industrial plants, commercial and administrative areas      18,239
                                                                   --------
                                                                   107,152
                                                                   ========

10.  DEFERRED CHARGES - CONSOLIDATED

                                           ANNUAL
                                         MORTIZATION
                                        A RATE - %             COST                RESIDUAL VALUE
                                                        --------------------------------------------
                                                         2002        2001         2002        2001
                                        -------------------------------------------------------------
     Preoperating expenses at the
       Rio Verde, Goias unit             5 to 10        55,636      49,329       51,264      47,437
     Implantation of an integrated
        management system (SAP R/3)         20          25,026      20,519        9,348       9,348
     Premium on acquisition of
        Participation                       20          18,888      18,888       11,836      15,613
     Other                                Various        2,857       1,183        2,208         927
                                                       ----------------------------------------------
                                                       102,407      89,919       74,608      73,325
                                                       ===============================================


     The preoperating expenses of the Rio Verde, GO unit were deferred and will be amortized in proportion to the use of production capacity up to mid-2003, when full capacity will be achieved, and from there on at the annual rate of 10%. The realization of the premium generated from the acquisition of Frigorifico Batavia S.A., incorporated by subsidiary Perdigao Agroindustrial S.A. on March 26, 2001, is based on the expectation of future profitability, estimated over a 5-year period.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


11.01 - NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS OF BRAZILIAN REAIS)

11.   LOANS, FINANCING AND DEBENTURES - CONSOLIDATED

                     MATURITY                   2002             2001
                     ---------------------------------------------------
                     Long-term:
                        2003                         -          332,287
                        2004                   272,411           71,446
                        2005                   104,950           61,647
                        2006                    45,448           39,468
                        2007                    41,859           36,274
                        2008 to 2024            66,753           57,649
                                               -------------------------
                                               531,421          598,771
                                               =========================

     Loans, financing and debentures, by funding line and the respective interest rates are as follows:

      LINE                         ANNUAL WEIGHTED AVERAGE RATES             2002             2001
      -----------------------------------------------------------------------------------------------
      Short-term
      Local currency:
      Production               8.75% and 13.80% + TR (*)                     208,505         141,068
      Working capital          1.27% + TJLP (**)                              91,545         120,264
      PP&E                     2.55% + TJLP (**)                              54,065          46,347
      Debentures               6.00% + TJLP (**)                              12,471          10,315
                                                                           --------------------------
                                                                             366,586         317,994
                                                                           --------------------------
      Foreign currency:
      Working capital          5.17% + exchange variation (US$)              402,175         144,009
      Exp. adv. (ACC)          6.69% + exchange variation. (US$)             486,688         227,805
                               8.91% + exchange variation. (US$ and
      PP&E                       other currencies)                             6,743           6,831
                                                                           --------------------------
                                                                             895,606         378,645
                                                                           --------------------------
                                                                           1,262,192         696,639
                                                                           ==========================
      Long-term
      Local currency:
      Working capital          5.85%                                          57,200         136,248
      PP&E                     2.52% + TJLP (**)                             142,660         173,404
      Debentures               6.00% + TJLP (**)                              64,580          73,899
                                                                           --------------------------
                                                                             264,440         383,551
                                                                           --------------------------
      Foreign currency:
      Working capital          5.11% + exchange variation. (US$)             247,925         187,082
      Exchange (ACC)           8.40% + exchange variation. (US$)               2,822         13,960
                              1.70% + exchange variation (US$ and
      PP&E                      other currencies)                             16,234          14,178
                                                                           --------------------------
                                                                             266,981         215,220
                                                                           --------------------------
                                                                             531,421         598,771
                                                                           ==========================


      (*) TR = (Referential Rate)           (**) TJLP = Long-Term Interest Rate

     Loans, financing and debentures in the total amount of R$ 254,989 (R$ 275,664 in 2001) are guaranteed by chattel mortgage, mortgage of assets and sureties given by Perdigao S.A.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


11.01 - NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS OF BRAZILIAN REAIS)

11.  LOANS, FINANCING AND DEBENTURES - CONSOLIDATED (Continued)

     The subsidiary Perdigao Agroindustrial S.A. has a financing loan containing restrictive covenants with International Finance Corporation - IFC, with final maturity on July 15, 2005, for the current amount of R$ 47,422 (R$ 51,447 in 2001). The restrictions include, among others, distribution of dividends in excess of the minimum obligatorily and anticipated liquidation when certain financial indices (current liquidity, long-term indebtedness and debt coverage) are not met. Exceptionally, in the last quarter 2002 some indices were not met. Company management is in an advanced negotiation stage with IFC, aiming at maintaining the present maturity terms of the financing loan.

     The subsidiary Perdigao Agroindustrial S.A. issued 81,950 single debentures, fully paid-up between June 30, 1998 and November 21, 2000, to the National Bank for the Economic and Social Development (BNDES) at the nominal unit value of R$ 1 and redemption term from June 15, 2001 to June 15, 2010; up to December 31, 2002, 16,742 debentures were redeemed.


12.  PROVISIONS FOR CONTINGENCIES - CONSOLIDATED

     The Perdigao Group companies, as all other companies operating in the country, are subject to tax, legal, labor and other contingencies. Based on the analysis of the contingencies, the provisions are constituted and/or adjusted to the amount considered adequate by management and its legal advisors. At December 31, 2002, they presented the following amounts:

                                                       2002              2001
                                                   -----------------------------
     Tax contingencies                                92,486            85,285
     Labor contingencies                              11,612            10,309
     Civil, commercial and other contingencies        17,932            13,977
                                                      122,030          109,571
                                                   -----------------------------

     Tax contingencies:

     Relate to administrative, judicial and ICMS tax credit processes based on the interpretation of certain state rules. In the federal sphere, they result mainly from discussions on deductions for income and social contribution tax purposes, related to the Real Plan, impugnment of PIS and COFINS tax collection on other revenues, 1% increase of the social contribution tax in the period from June to December 1999, based on writ of mandamus with a preliminary court decisions granted.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


11.01 - NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS OF BRAZILIAN REAIS)

12.  PROVISIONS FOR CONTINGENCIES - CONSOLIDATED (Continued)

     Labor contingencies:

     Correspond to estimated losses based on history and individual analysis of labor claims, mainly related to overtime and salary inflation adjustments demanded for the periods prior to the Real Plan.

     Civil, commercial and other contingencies:

     Include, mainly, claims filed by employees on illnesses and accidents resulting from work conditions, traffic accidents, property damage, physical casualties and other. Losses are estimated by the legal advisors, based on the history and the current status of the processes.

     For the processes presently under dispute, the Perdigao Group companies made judicial deposits in the amount of R$ 13,352 (R$ 7,993 in 2001).


13.  SHAREHOLDERS' EQUITY

     a)  Capital

         At December 31, 2002, capital was composed of 44,652,384 shares, of which 15,471,957 common and 29,180,427 preferred shares, all nominative, without par value. Foreign investors hold 8 common and 5,666,058 preferred shares, of which 749,660 preferred shares are represented by 374,830 ADRs.

         The Shareholders General Meeting and the Extraordinary Shareholders General Meeting, both of April 24, 2003, approved the capital increase from R$ 415,433 to R$ 490,000, without the issue of new shares, by means of capitalization of the Capital Reserves in the amount of R$ 142 and Income Reserves in the amount of R$ 74,425. On the same date, subsidiary Perdigao Agroindustrial S.A. increased its capital from R$ 374,916 to R$ 480,000, without the issue of new shares, by means of capitalization of reserves.

         The Company holds 143,495 shares of its own issue in treasury, acquired in prior years with resources originating from income reserves, at the average cost of R$ 5.68 (five reais and sixty-eight cents) per share, for future disposal or cancellation.

         The Company is authorized to increase its capital, independently of the bylaws reformation, up to the limit of 60,000,000 shares, of which 20,040,000 common and 39,960,000 preferred shares.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


11.01 - NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS OF BRAZILIAN REAIS)

13.  SHAREHOLDERS' EQUITY (Continued)

     b)  Appropriation of income

         According to the Company's bylaws and the legislation in effect, net income for the year had the following destination, "ad referendum" of the Shareholders General Meeting:

                                                                                             2002
                                                                                            -------
         Net income for the year                                                            14,511
                                                                                            =======
         Appropriation of income:
           Legal reserve: 5% of net income for the year                                        726
           Interest on  shareholders'  equity:  correspond  to 37.2% of the net income for the year and 39.2% of the net income  adjusted  for the legal  reserve,
           of R$ 13,785                                                                      5,400
           Reserve for capital increase: 20% of net income for the year                      2,902
           Reserve for expansion: appropriation of the remaining income                      5,483
                                                                                            -------
                                                                                            14,511
                                                                                            =======


         Income reserves at the end of the year are composed of:

                                                    STATUTORY LIMIT
                                                    OF CAPITAL - %               BALANCES
                                                                    -------------------------------
                                                                          2002              2001
                                                     ----------------------------------------------
         Legal reserve                                    20              18,523            17,797
         Reserve for capital increase                     20               2,902            73,579
         Reserve for expansion                            80             171,309           166,672
         Treasury shares                                                    (815)             (815)
                                                                        ---------------------------
                                                                         191,919           257,233
                                                                        ===========================

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


11.01 - NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS OF BRAZILIAN REAIS)

13.   SHAREHOLDERS' EQUITY (Continued)

      c)  Capital composition

          The position of the controlling shareholders who are part of the shareholders' agreement and/or are holders of more than 5% of the voting capital at December 31, 2002 is as follows:

                                                               COMMON               PREFERRED
                                                          ------------------    -------------------
                                                            SHARES       %        SHARES        %
                                                          ------------------    -------------------
         PREVI - Caixa Prev. Func. Banco Brasil           2,865,318    18.52    3,972,428     13.61
         Fund. Telebras  Seg. Social - SISTEL             2,766,917    17.88      144,889      0.50
         PETROS - Fund. Petrobras  Seg. Soc.              2,255,562    14.58    1,905,261      6.53
         FAPES (Fund. Assist. Prev. Soc.)-BNDES           1,888,101    12.20    2,541,461      8.71
         Weg S.A. (*)                                     1,566,862    10.13    1,768,172      6.06
         REAL GRANDEZA Fundacao de A.P.A.S.               1,579,862    10.21            -         -
         Bradesco Previdencia e Seguros S.A. (*)          1,156,411     7.47      285,720      0.98
         VALIA - Fund. Vale do Rio Doce                     303,609     1.96    1,544,786      5.29
         Telos - Fund. Embratel de Seg. Social              165,537     1.07      510,120      1.75
         Previ - Banerj                                     514,805     3.33      151,060      0.52
                                                         ----------    -----   ----------     -----
                                                         15,062,591    97.35   12,823,897     43.95
         Other                                              409,366     2.65   16,356,530     56.05
                                                         ----------    -----   ----------     -----
                                                         15,471,957   100.00   29,180,427    100.00
                                                         ==========   ======   ==========    ======

          (*) Shareholders who are not part of the shareholders agreement.

          In an agreement signed by the majority shareholders of Perdigao S.A. on October 25, 1994, it was established that they would consult with each other in advance about exercising their voting rights.

      Non Audited Shareholders' composition

Shareholders' composition on December 31, 2002

-----------------------------------------------------------------------------------------------------------------
         SHAREHOLDERS                 COMMON             %    PREFERRED             %        TOTAL             %
                                      SHARES                     SHARES
-----------------------------------------------------------------------------------------------------------------
Controlling shareholders          12,339,318         79.75   10,770,005         36.91   23,109,323         51.75
Management:
  Board of Directors (*)           1,568,431         10.14    1,859,580          6.37    3,428,011          7.68
  Executive Officers                       -             -            2             -            2             -
Audit Committee                            -             -           12             -           12             -
Treasury shares                        7,900          0.05      135,595          0.47      143,495          0.32
Other shareholders                 1,556,308         10.06   16,415,233         56.25   17,971,541         40.25
-----------------------------------------------------------------------------------------------------------------
Total                             15,471,957        100.00   29,180,427        100.00   44,652,384        100.00
-----------------------------------------------------------------------------------------------------------------
Shares outstanding                 3,124,739         20.20   18,274,827         62.63   21,399,566         47.92
-----------------------------------------------------------------------------------------------------------------
(*) Including Weg S.A.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


11.01 - NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS OF BRAZILIAN REAIS)

 Holders of more than 5% of voting capital till the person level:

     Weg S.A.

                                          ----------------------------------------------------------------
                                             COMMON SHARES          %       PREFERRED SHARES       %
----------------------------------------------------------------------------------------------------------
Weg Participacoes e Servicos S.A. (a)              279,139,477       96.92          24,900,092       7.55
Others                                               8,860,523        3.08         305,055,108      92.45
----------------------------------------------------------------------------------------------------------
Total                                              288,000,000      100.00         329,955,200     100.00
----------------------------------------------------------------------------------------------------------


     Weg Participacoes e Servicos S.A. (a)

                                      ----------------------------------------------------------------
                                          COMMON SHARES         %        PREFERRED SHARES       %
------------------------------------------------------------------------------------------------------
Miriam Voigt Schwartz                            9,811,864       10.96          -               -
Valsi Voigt                                      9,811,864       10.96          -               -
Cladis Voigt                                     9,811,864       10.96          -               -
Diether Werninghaus                              7,408,214        8.28          -               -
Martin Werninghaus                               7,408,214        8.28          -               -
Heidi Behnke                                     7,408,214        8.28          -               -
Tania Marisa da Silva                            5,887,866        6.58          -               -
Decio da Silva                                   5,887,866        6.58          -               -
Solange da Silva Janssen                         5,887,866        6.58          -               -
Katia da Silva Bartsch                           5,887,866        6.58          -               -
Marcia da Silva Petry                            5,887,866        6.58          -               -
Others                                           8,411,391        9.38          -               -
------------------------------------------------------------------------------------------------------
Total                                           89,510,955      100.00          -               -
------------------------------------------------------------------------------------------------------

     Bradesco Vida e Previdencia S.A.

                                       ----------------------------------------------------------------
                                          COMMON SHARES          %       PREFERRED SHARES       %
-------------------------------------------------------------------------------------------------------
Bradesco Seguros S.A. (b)                       791,364,353      99.99          -               -
Others                                                   12     0.0001          -               -
-------------------------------------------------------------------------------------------------------
Total                                           791,364,365     100.00          -               -
-------------------------------------------------------------------------------------------------------

     Bradesco Seguros S.A. (b)

                                       ----------------------------------------------------------------
                                          COMMON SHARES          %       PREFERRED SHARES       %
-------------------------------------------------------------------------------------------------------
Banco Bradesco S.A. (c)                             625,316      99.66          -               -
Others                                                2,132       0.34          -               -
-------------------------------------------------------------------------------------------------------
Total                                               627,448     100.00          -               -
-------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


11.01 - NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS OF BRAZILIAN REAIS)

     Banco Bradesco S.A. (c)

                                              ----------------------------------------------------------------
                                                 COMMON SHARES         %        PREFERRED SHARES        %
--------------------------------------------------------------------------------------------------------------
Cidade    de   Deus   Cia.    Comercial    de      363,202,870,318     49.81            642,400,000      0.09
Participacoes (d)
Fundacao Bradesco                                  120,812,774,705     16.57         16,853,193,335      2.38
Others                                             245,124,945,362     33.62        691,042,018,117     97.53
--------------------------------------------------------------------------------------------------------------
Total                                              729,140,590,385    100.00        708,537,611,452    100.00
--------------------------------------------------------------------------------------------------------------

     Cidade de Deus Cia. Comercial de Participacoes (d)

                                                 ------------------------------------------------------------
                                                 COMMON SHARES           %        PREFERRED SHARES      %
-------------------------------------------------------------------------------------------------------------
Nova Cidade de Deus Participacoes S.A. (e)             1,895,366,023      42.61           -             -
Fundacao Bradesco                                      1,435,576,482      32.28           -             -
Lia Maria Aguiar                                         417,744,408       9.39           -             -
Lina Maria Aguiar                                        417,744,408       9.39           -             -
Others                                                   281,421,179       6.33           -             -
-------------------------------------------------------------------------------------------------------------
Total                                                  4,447,852,500     100.00           -             -
-------------------------------------------------------------------------------------------------------------

     Nova Cidade de Deus Participacoes S.A. (e)

                                               -------------------------------------------------------------
                                                  COMMON SHARES         %      PREFERRED SHARES      %
------------------------------------------------------------------------------------------------------------
Fundacao Bradesco                                        70,840,798     46.30        162,122,728      98.35
Elo Participacoes S.A. (f)                               82,157,662     53.70             -              -
Caixa Beneficente dos Func. do Bradesco                      -            -            2,723,027       1.65
------------------------------------------------------------------------------------------------------------
Total                                                   152,998,460    100.00        164,845,755     100.00
------------------------------------------------------------------------------------------------------------

     Elo Participacoes S.A. (f)

     There were no shareholders with more than 5% of voting capital on December 31, 2002.

                                              -------------------------------------------------------------
                                                  COMMON SHARES        %      PREFERRED SHARES       %
------------------------------------------------------------------------------------------------------------
Total                                                   55,947,610    100.00          32,612,817     100.00
------------------------------------------------------------------------------------------------------------

Shareholders' composition of controlling shareholders, executive officers and audit committee on December 31, 2002:

                                                 ---------------------------------------------------------
                                                   COMMON SHARES       %      PREFERRED SHARES      %
----------------------------------------------------------------------------------------------------------
a) Controlling shareholders                              12,339,318    79.75          10,770,005    36.91
b) Executive officers and audit committee (*)             1,568,431    10.14           1,859,594     6.37
----------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


11.01 - NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS OF BRAZILIAN REAIS)

Executive Officers and Audit Committee


                                                 -------------------------------------------------------
                                                   COMMON SHARES       %     PREFERRED SHARES      %
--------------------------------------------------------------------------------------------------------
Board of Directors - Direct participation                     1,569    0.01              91,408    0.31
Board of Directors - Indirect participation (*)           1,566,862   10.13           1,768,172    6.06
Executive Officers                                                -       -                   2    0.00
Audit Committee                                                   -       -                  12    0.00
--------------------------------------------------------------------------------------------------------


(*) Indirectly beneficially of a member of the board of directors by the company Weg S.A. - 10.13% of the common shares and 6.06% of the preferred shares.

     On December 31, 2002 there were 21,399,566 free float shares, 47.92% of total issued, an amount of 3,124,739 common shares and 18,274,827 preferred shares, representing 20.20% and 62.63% respectively.


     d)  Dividends

         Preferred shares, in addition to the priority in repayment of capital, have the same rights than those granted to the common shares, except for the voting right. According to the Company's bylaws, all shareholders are granted a minimum obligatory dividend of 25% of net income in each year, adjusted in accordance with the legislation in force.

     e) Reconciliation of shareholders' equity and operating results for the year

         The difference between the shareholders' equity and the operating results for the year between the Company and the Consolidated as of December 31, 2002 refers to the elimination of unrealized profit on the subsidiaries' inventories in the amount of R$ 6,279.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION


-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


11.01 - NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS OF BRAZILIAN REAIS)

14.   FINANCIAL INSTRUMENTS - CONSOLIDATED

      The Perdigao Group companies have transactions involving financial instruments, exclusively related to their activities, aiming at reducing the exposure of their operating assets and liabilities to market, currency and interest rate risks. As of December 31, 2002, the financial instruments are as follows:

                                                  ACCOUNTING          MARKET
                                                 ------------------------------
                                                     VALUE             VALUE
                                                 ------------------------------
      Cash                                            50,954            50,954
      Short and long-term cash investments           900,423           900,423
      Trade accounts receivable                      197,520           197,520
      Investments                                        442               442
      Loans, financing and debentures             (1,883,574)       (1,883,574)
      Swap contracts                                  89,961            97,938
      Trade accounts payable                        (278,607)         (278,607)
                                                 ------------------------------
                                                    (922,881)         (914,904)
                                                 ==============================

      As of December 31, 2002, the Company had assets and liabilities exposed to exchange variation, as follows:

                                                      2002              2001
                                                 ------------------------------
      Cash and short and long-term cash
         investments                                 530,456         431,434
      Trade accounts receivable                       78,018          85,628
      Loans and financing                         (1,162,587)       (593,865)
      Trade accounts payable                        (159,250)        (58,430)
                                                 ------------------------------
                                                    (713,363)       (135,233)
                                                 ==============================

     In addition to these instruments, subsidiary Perdigao Agroindustrial S.A. has swap contracts for U.S. dollars versus interbank deposit certificates
     (CDI) in the amount of R$ 547,411 (R$ 46,408 in 2001) with maturity between January 2003 and April 2005. The advances on export contracts in the amount of R$ 489,510 (R$ 241,765 in 2001) have natural hedges based on future export revenues, also in U.S. dollars.

     As of December 31, 2002, the Company presented a swap contracts gain in the amount of R$ 109,598 (R$ 11,298 in 2001), which was recorded as financial income (expense), net against a loans and financing reduction account.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


11.01 - NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS OF BRAZILIAN REAIS)

14.  FINANCIAL INSTRUMENTS - CONSOLIDATED (Continued)

     In respect to its customers, subsidiary Perdigao Agroindustrial S.A. uses selection procedures and performs analyses for credit limits, maintaining allowances to cover eventual losses.

     Trade accounts payable includes cereals received on a "price to set basis", which in accordance with the usual practices of the corn and soybean markets, are determined at the time of use or setting of prices. At December 31, 2002, they are stated at market value.

     The market values of financial assets and liabilities do not differ significantly from the accounting values, to the extent they were agreed and recorded at rates and conditions practiced in the market for operations of similar nature, risk and terms. In the case of swap contracts, the market value was obtained based on the projection of the rates to the maturity of the contracts and discounted at the CDI rates.

     Executive management defines the policy for financial operations and transactions, starting with the establishment of strategies and exposure limits, previously submitted to the Board of Directors.


15.  FINANCIAL INCOME (EXPENSES), NET - CONSOLIDATED

                                                2002             2001
                                             ----------------------------
     Interest expenses                       (165,582)         (126,049)
     Interest income                           70,653            78,491
     Monetary variations on liabilities      (419,236)         (149,211)
     Monetary variations on assets            310,504            97,428
     CPMF (tax on financial movement)         (17,156)          (15,754)
     Other income (expenses)                    1,610            (5,657)
                                             ----------------------------
                                             (219,207)         (120,752)
                                             ============================

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------



11.01 - NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS OF BRAZILIAN REAIS)

16.   CASH FLOWS

                                                                  COMPANY              CONSOLIDATED
                                                            ---------------------------------------------
                                                              2002        2001       2002         2001
                                                            ---------------------------------------------
         Cash flows from operating activities:
          Net income for the year                            14,511      168,247      8,232      168,247
          Depreciation, amortization and depletion                -            -     81,511       64,966
          Long term finance expense                               -            -     87,869       55,842
          Equity pickup                                     (12,641)    (169,754)         -            -
          Dividends and interest on shareholders' equity      5,400       56,567          -            -
          Gain (loss) on disposal of permanent assets             -            -       (574)       3,529
                                                            ---------------------------------------------
                                                              7,270       55,060    177,038      292,584
                                                            ---------------------------------------------
         Changes in working capital:
          Trade accounts receivable                               -            -     58,788      (44,065)
           Inventories                                            -            -   (275,553)     (56,640)
                                                                  -
          Trade accounts payable                                              (4)   127,315       24,011
          Recoverable taxes, payroll, related charges
             and other                                        3,267        (2,358)  (140,979)     65,888
                                                            ---------------------------------------------
                                                              3,267        (2,362)  (230,429)    (10,806)
                                                            ---------------------------------------------
          Cash provided by (used in) operating activities    10,537        52,698    (53,391)    281,778
                                                            ---------------------------------------------

         Cash flows from investing activities:
          Short and long-term cash investments                    -            -     (72,041)    (21,832)
          Additions to permanent assets                      (1,426)           -    (119,621)   (162,316)
          Disposal and transfer of permanent assets               -            -       6,952       9,858
                                                            ---------------------------------------------
          Cash provided by (used in) investing               (1,426)           -    (184,710)   (174,290)
            activities                                      ---------------------------------------------

         Cash flows from financing activities:
           Loans, financing and debentures                        -            -     324,775      (39,277)
           Dividends and interest on shareholders' equity    (5,400)     (50,473)     (5,400)     (50,473)
           Other long-term receivables and payables          (3,729)      (2,198)    (42,077)     (19,628)
                                                            ---------------------------------------------
           Cash provided by (used in) financing
             activities                                      (9,129)     (52,671)    277,298     (109,378)
                                                            ---------------------------------------------
           Net increase (decrease) in cash                      (18)          27      39,197       (1,890)
                                                            ---------------------------------------------

         Changes in cash:
           At beginning of year                                  51           24      11,757       13,647
           At end of year                                        33           51      50,954       11,757
                                                            ---------------------------------------------
           Net increase (decrease) in cash                      (18)          27      39,197       (1,890)
                                                            =============================================

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


11.01 - NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS OF BRAZILIAN REAIS)

17.  TRANSACTIONS WITH RELATED PARTIES

     Relate to loan transactions with subsidiary Perdigao Agroindustrial S.A., as follows: (a) loan balance of R$ 91 (R$ 5,311 in 2001); (b) income of R$ 1,229 (R$ 2,195 in 2001); and (c) expenses of R$ 2,167 (R$ 477 in 2001).

     The loans are subject to financial charges based on the average funding cost for the Perdigao Group companies. The operations between subsidiaries are made at usual market prices and terms.


18.  INSURANCE

     The main insurance coverage in effect at December 31, 2002, considered sufficient to cover eventual losses, is as follows: (a) named risks, comprising fire, windstorm, lighting, business interruption, among other risks, on property, plant and equipment and inventories, in the amount of R$ 1,035,241; (b) domestic and international transportation, for which the amounts are calculated based on the registered cargo. and (c) other coverage, including cash, civil responsibilities, vehicles and containers.


19.  MORTGAGES AND GUARANTEES - CONSOLIDATED

     The Perdigao Group companies have granted R$ 1,074,960 (R$ 819,673 in 2001) of guarantees, R$ 657,587 (R$ 626,514 in 2001) of mortgages on properties and guarantees, R$ 5,719 (R$ 10,844 in 2001) of fiduciary liens as collateral for loans, financing and debentures, and R$ 77,288 (R$ 53,430 in 2001) of mortgages on properties for the guarantee of other obligations, all in connection with normal operations.


20.  GOVERNMENT TAX RECOVERY PROGRAM (REFIS) - CONSOLIDATED

     On December 28, 2000, Perdigao Agroindustrial S.A. reached an agreement under the REFIS program, canceling certain litigations; the balance at December 31, 2002 of R$ 1,463 is represented by three installments of R$ 488, plus financial charges based on the TJLP rate, registered in taxes payable in current liabilities. The debt is guaranteed by real estates in the amount of R$ 20,195.

     During this year, 38 installments were compensated with tax credits acquired from third parties and the parent company.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------



11.01 - NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS OF BRAZILIAN REAIS)

21.  EMPLOYEES' PROFIT SHARING

     Perdigao Agroindustrial S.A. finalized a profit sharing and results collective agreement with the labor unions of the principal categories, for all employees, of up to 6% of net income before the profit sharing, based on performance indicators and results previously negotiated.


22.  SUPPLEMENTAL RETIREMENT PLAN

     In April 1997, Perdigao - Sociedade de Previdencia Privada (a private pension fund), sponsored by Perdigao Agroindustrial S.A., began its activities, which are to supplement the official retirement pension to the employees of the Perdigao Group companies.

     The plan is a defined contribution plan, based on the actuarial determination of benefit levels through the capitalization of contributions. As of December 31, 2002, the plan had 20,044 (17,877 in 2001) participants and net assets of R$ 33,800 (R$ 24,168 in 2001). For the year, the sponsor contributed R$ 3,409 (R$ 2,821 in 2001) to the plan, of which R$ 2,963 (R$ 2,391 in 2001) relates to current costs and R$ 446 (R$ 430 in 2001) to past service. The current liability for past services assumed at the beginning of the plan is R$ 7,279, updated based on the general price index (IGP-DI). This amount shall be paid at the maximum of 20 years as from the date of the beginning of the plan.

     The assets of the plan consist of National Treasury Notes and investment funds, totaling R$ 33,900 (R$ 24,433 in 2001).

     The contributions, on average, are divided on the basis of 2/3 for the sponsor and 1/3 for the participants, and the actuarial calculations are made by independent actuaries, in accordance with the regulations in force.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
DFP - STANDARD FINANCIAL STATEMENTS - December 31, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


11.01 - NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS OF BRAZILIAN REAIS)

BOARD OF DIRECTORS
Eggon Joao da Silva                                Chairman
Eliane Aleixo Lustosa                              Vice-chairman
Antonio Carlos Valente da Silva                    Board Member
Carlos Eduardo da Silva Bessa                      Board Member
Sebastiao Jose Martins Soares                      Board Member
Biramar Nunes de Lima                              Board Member
Pedro Augusto Nardelli Pinto                       Board Member



AUDIT COMMITTEE
Luciano Carvalho Ventura
Gerd Edgar Baumer
Hilda Turnes Pinheiro
Luiz Carlos Junqueira Ferreira
Jose Ignacio Ortuondo Garcia


EXECUTIVE OFFICERS
Nildemar Secches                                   Chief Executive Officer
Joao Rozario da Silva                              Chief Sales Officer
Wang Wei Chang                                     Chief Financial Officer
Nelson Vas Hacklauer                               Business Development Director
Paulo Ernani de Oliveira                           Supply Director


Itacir Francisco Piccoli

Accountant - CRC - 1SC005856/O-0"S"-SP